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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05845
Invesco Van Kampen Senior Loan Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia	30309

(Address of principal executive offices)	(Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 7/31
Date of reporting period: 7/31/10

Item 1. Reports to Stockholders.

Annual Report to Shareholders Invesco Van Kampen Senior Loan Fund 2 Management Discussion 4 Supplemental Information 6 Long-Term Fund Performance 7 Schedule of Investments 22 Financial Statements 26 Financial Highlights 31 Notes to Financial Statements 41 Auditor’s Report 42 Fund Expenses 43 Approval of Investment Advisory and Sub-Advisory Agreements 45 Tax Information 46 Results of Proxy T-1 Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended July 31, 2010, Class A shares of Invesco Van Kampen Senior Loan Fund returned 18.78% at net asset value (NAV). The Fund invests in lower rated fixed income instruments, primarily senior secured corporate loans.
     Your Fund’s long-term performance appears later in this report.

Fund Performance
Total returns, 7/31/09 to 7/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	18.78%

Class B Shares	17.90

Class C Shares	17.90

Class IB Shares	18.56

Class IC Shares	18.77

How we invest
We believe a highly diversified pool of bank loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives has the potential to provide the best risk-to-reward potential.
     Our credit analysts review all holdings and prospective holdings.
     Key consideration is given to the following:
■	Management. Factors include direct operating experience in managing the business, management depth and incentives and track record operating in a leveraged environment.

■	Industry position and dynamics. Factors include the company’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.

■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.

■	Divisibility. This factor focuses on operating and corporate structures, ability to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.

■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.

■	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business and conduct an examination of the business cycles, seasonality, international pressures and so forth.

■	Recovery and loan-to-value. These factors focus on examination of the default probability and the rate of recovery associated with loans.
     The portfolio is constructed using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with borrowers and loan sponsors.
     Our proprietary systems generate "alert lists" that trigger immediate reviews of credits when they fall below price targets, are rated BB or lower or are performing off plan. The active sell discipline considers two key factors for each portfolio position:
■	Company objective. Will unfavorable industry trends, poor performance or lack of access to capital cause the company to underperform?

■	Investment objective. Has the earnings potential or price potential been met or exceeded, or do better relative valuation opportunities exist in the market?

Market conditions and your Fund
For the 12 months ended July 31, 2010, the bank loan market continued its recovery. While the market has yet to return to its historical trading range and the pace of the recovery slowed during the first half of 2010, performance of the

Portfolio Composition
By Moody’s credit rating exposure distribution
based on total investments

Baa	2.1%

Ba	35.5

B	38.1

Caa	8.1

Ca	1.0

C	0.0

Non-Rated (NR)	15.2

Top Five Sectors†

1.	Health Care Providers	11.1%

2.	Utilities	7.7

3.	Financial Intermediaries	6.7

4.	Radio & Television	4.9

5.	Lodging & Casinos	4.8

Total Net Assets	$1.0 million

Total Number of Holdings	489

Top 10 Issuers

1.	First Data Corp.	2.1%

2.	Texas Competitive Electric Holdings Co., Inc.	1.9

3.	Charter Communications Operating, LLC	1.9

4.	Univision Communications, Inc.	1.7

5.	Community Health Systems, Inc.	1.5

6.	HCA, Inc.	1.4

7.	Harrah’s Operating Co., Inc.	1.2

8.	Ford Motor Company	1.1

9.	Calpine Corp.	1.1

10.	Pinnacle Foods Finance, LLC	1.1

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

†	Sectors according to the S&P Leveraged Loan industry classification system.

*	Rating allocation based on ratings as issued by Moody’s. This table is calculated based on the highest rating assigned by Moody’s: A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Moody’s ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. "NR" indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodologies, please visit http://v3.moodys.com/upload page/ Credit%20Policy/index.pdf.
2	Invesco Van Kampen Senior Loan Fund

asset class showed continued improvement. We attribute much of this improvement to a broader buyer base and a greater balance between supply and demand factors. The impact of these factors was particularly evident during the first part of the year as new loan issuance was initially unable to keep pace with demand. This pushed the prices of previously issued loans in the S&P/LSTA Leveraged Loan Index to their highest levels in more than a year in the first week of May 2010. The average prices of loans in the index subsequently declined slightly. We attribute this decline to concerns about debt problems involving several European countries, most notably Greece, and concerns about slower economic growth in the U.S. However, we did not witness any concurrent deterioration of fundamentals in the bank loan market.
     The bank loan market continued to be more visible in 2010, and there was a greater correlation between market, economic and other trends. This visibility was somewhat disrupted by the debt crises involving several southern European nations.
     We have also seen an improvement in credit quality as evidenced by steady declines in the trailing 12-month default rate.
     Furthermore, the London Interbank Offered Rate (LIBOR) component of bank loan interest payments is reset when the contracts change - typically between 30 and 90 days - so investors may benefit from future increases in interest rates with little or no corresponding price exposure. This is one of the unique features of the bank loan asset class and provides investors with a positive component when interest rates are rising. The historically low LIBOR rates we have seen have had a negative impact on the performance of the bank loan asset class. We expect these rates will likely increase at some point in the future. However, the U.S. Federal Reserve (the Fed) has maintained an accommodative monetary policy amid concerns of a slowing economic recovery. At the close of the reporting period, the Fed was indicating it intended to maintain this low interest rate policy for some time.
      The Fund remained fully invested in senior secured loans, and used a modest amount of leverage, which may allow us to enhance the Fund’s yield while keeping credit standards high. Leverage involves borrowing at a floating short term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates, since the income from senior loans, assuming no defaults, adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs would also decline.) In our view, the recent market volatility has been driven as much by technical factors as by changes in underlying fundamentals. We have not materially altered the use of leverage in the Fund as we believe it is difficult to "time" technical events in the market. Therefore, portfolio composition continues to be driven by fundamental credit research.
     We remained focused on ensuring the Fund has sufficient liquidity while maintaining a well-diversified portfolio of issuers with stable cash flows, strong management teams, and collateral value sufficient to provide a solid second way out in a worst-case default scenario.
     The Fund uses derivatives as part of implementing its investment strategy. A derivative instrument is a security whose value is derived from the value of an underlying asset, reference rate or index. The Fund uses derivative instruments for a variety of reasons, such as to attempt to protect against possible changes in market value or in an effort to generate a gain. During the fiscal year, the Fund sold credit default swaps in an effort to gain credit exposure. Using credit default swaps can be more liquid and cost effective than buying individual bonds. While total exposure to credit default swaps was small relative to the Fund’s total assets, the impact of these transactions was favorable to overall results.
As always, we appreciate your continued participation in Invesco Van Kampen Senior Loan Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Phillip Yarrow
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Senior Loan Fund. Prior to joining Invesco in June 2010, he was associated with Van Kampen Asset Management or its investment advisory affiliates in an investment capacity from 2005 to June 2010. He has been managing the Fund at Invesco since June 2010 and at Van Kampen since March 2007. He earned a B.S. in mathematics and economics from the University of Nottingham and an M.B.A. in finance from Northwestern University.
Thomas Ewald
Portfolio manager, is manager of Invesco Van Kampen Senior Loan Fund. He has been responsible for the Fund since June 2010. Mr. Ewald has been associated with Invesco or its investment advisory affiliates in an investment capacity since 2000. He earned an A.B. from Harvard College and an M.B.A. from the Darden School of Business at the University of Virginia.

3	Invesco Van Kampen Senior Loan Fund

Invesco Van Kampen Senior Loan Fund’s investment objective is to provide a high level of current income consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of July 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Class IB and Class IC are not continuously offered and have no early withdrawal charges.

Principal risks of investing in the Fund
■	The Fund’s declaration of trust includes provisions that could limit the ability of other persons to acquire control of the Fund or to change the composition of its board of trustees.

■	Senior loans are subject to the risk of default, which can result in reductions in income to the Fund, the value of the senior loan and the Fund’s net asset value. The Fund may acquire senior loans of borrowers that are or may experience financial difficulty, including senior loans of borrowers that have filed for bankruptcy protection. The Fund may invest a substantial portion of its assets in senior loans of borrowers that have outstanding debt obligations that are viewed by the rating agencies as speculative or “junk bonds.”

■	The Fund is more dependent on the adviser’s credit analysis abilities because, while the adviser may consider ratings when evaluating the senior loan, the adviser does not view ratings as a determinative factor in investment decisions. In the case of collateralized senior loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. Uncollateralized senior loans involve a greater risk of loss.

■	The Fund is authorized to utilize financial leverage to the maximum extent allowable under the 1940 Act.

■	There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. The Fund’s use of leverage also may impair the ability of the Fund to maintain its qualification for federal income taxes as a regulated investment company. As long as the Fund is able to invest the proceeds of any financial leverage in senior loans or other investments that provide a higher net return than the then cost of such financial leverage (i.e., the current interest rate on any borrowing or dividend rate of any preferred shares after taking into account the expenses of any borrowing or preferred shares offering) and the Fund’s operating expenses, the effect of leverage will be to cause the common shareholders to realize a higher current rate of return than if the Fund were not leveraged.
     However, if the current costs of financial leverage were to exceed the return on such proceeds after expenses (which the adviser believes to be an unlikely scenario), the common shareholders would have a lower rate of return than if the Fund had an unleveraged capital structure.
■	The Fund may invest up to 20% of its total assets, measured at the time of investment, in senior loans to borrowers that are organized or located in countries other than the United States, provided that no more than 5% of these senior loans or other assets are non-U.S. dollar denominated. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring.

■	The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. While there is no restriction on transferring the shares, the Fund does not intend to list the shares for trading on any national securities exchange. There is no secondary trading market for shares. An investment in the shares is illiquid. There is no guarantee that you will be able to sell all of the shares that you desire to sell in any repurchase offer by the Fund.

■	The Fund may purchase participations in senior loans. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a senior loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the senior loan. Certain participations in senior loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. The Fund presently does not intend to invest more than 5% of its net assets in participations in senior loans.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VSLAX
Class B Shares	VSLBX
Class C Shares	VSLCX
Class IB Shares	XPRTX
Class IC Shares	XSLCX

4	Invesco Van Kampen Senior Loan Fund

■	During a repurchase offer, if the Fund repurchases more shares than it is able to sell, the Fund’s net assets may decline and its expense ratios may increase, and the Fund’s ability to achieve its investment objective may be adversely affected. Moreover, this may force the Fund to sell assets it would not otherwise sell, and the Fund may be forced to dispose of Fund assets that may have declined in value. The Fund may borrow money to, among other things, finance repurchases of shares. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of shareholders. The loan agreement for any borrowing likely will limit certain activities of the Fund, including the payment of dividends to holders of shares in certain circumstances. Interest payments and fees incurred in connection with borrowings to finance repurchases of shares will reduce the amount of net income available for payment to shareholders and may increase volatility of the net asset value of the common shares.

■	There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments, and the adviser relies primarily on its own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the adviser. Senior loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many senior loans. As a result, many senior loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates.

■	Although the Fund believes that investing in adjustable rate senior loans should limit fluctuations in net asset value as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for senior loans and result in fluctuations in the Fund’s net asset value. However, many senior loans are of a large principal amount and are held by a large number of owners. In the adviser’s opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing senior loans has increased. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. Illiquid securities are also difficult to value. Selling lenders and other persons positioned between the Fund and the borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries.

About indexes used in this report
■	The S&P/LSTA Leveraged Loan Index is a weekly total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

5	Invesco Van Kampen Senior Loan Fund

Your Fund’s Long-Term Performance

Average Annual Total Returns
As of 7/31/10, including maximum applicable sales charges

Class A Shares

Inception (2/18/05)	-0.68%

5 Years	-1.09

1 Year	14.88

Class B Shares

Inception (2/18/05)	-0.81%

5 Years	-1.23

1 Year	14.90

Class C Shares

Inception (2/18/05)	-0.81%

5 Years	-1.16

1 Year	16.90

Class IB Shares

Inception (10/4/89)	4.41%

10 Years	1.70%

5 Years	-0.43

1 Year	-18.56

Class IC Shares

Inception (6/13/03)	2.29%

5 Years	-0.41

1 Year	18.77
Effective June 1, 2010, Class A, Class B, Class C, Class IB and Class IC shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class IB and Class IC shares, respectively, of Invesco Van Kampen Senior Loan Fund. Returns shown above are blended returns of the Van Kampen Senior Loan Fund and Invesco Van Kampen Senior Loan Fund. Share class returns will differ because of different expenses.
    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class IB and Class IC shares was 2.34%, 3.11%, 3.10%, 2.34% and

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (2/18/05)	-0.96%

5 Years	-1.27

1 Year	19.40

Class B Shares

Inception (2/18/05)	-1.07%

5 Years	-1.41

1 Year	19.52

Class C Shares

Inception (2/18/05)	-1.07%

5 Years	-1.34

1 Year	21.52

Class IB Shares

Inception (10/4/89)	4.37%

10 Years	1.61

5 Years	-0.59

1 Year	23.39

Class IC Shares

Inception (6/13/03)	2.11%

5 Years	-0.62

1 Year	23.19
and 2.35%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class IB and Class IC shares was 2.59%, 3.36%, 3.35%, 2.34% and 2.50%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 3.25% sales charge, and Class B and Class C share performance reflects an early withdrawal charge of 3% for Class B shares (in year one and declining to 0% after year five) and an early withdrawal charge of 1% for Class C shares for the first year after purchase. Class IB and Class IC are not continuously offered and have no early withdrawal charges.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	The net expense ratio is lower than the total expense ratio because certain fees have been voluntarily waived; this waiver may be terminated at any time. Absent such fee waivers/ reimbursements the Fund’s return would have been lower.
6	Invesco Van Kampen Senior Loan Fund

Schedule of Investments

July 31, 2010

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Variable Rate** Senior Loan Interests–114.1%
Aerospace/Defense–3.3%
Apptis, Inc. Term Loan	3.639%	12/20/12	$1,709	$1,670,997

Booz Allen Hamilton, Inc. Term Loan B	7.500%	07/31/15	983	985,708

Booz Allen Hamilton, Inc. Term Loan C	6.000%	07/31/15	3,164	3,167,596

DynCorp International, LLC Term Loan B	6.250%	07/05/16	1,568	1,576,360

IAP Worldwide Services, Inc. First Lien Term Loan(a)	9.250%	12/30/12	6,277	6,082,095

IAP Worldwide Services, Inc. Second Lien Term Loan(a)	12.500%	06/28/13	2,634	2,471,779

ILC Industries, Inc. First Lien Term Loan	2.316%	02/24/12	2,914	2,850,591

Primus International, Inc. Incremental Term Loan	2.840%	06/07/12	3,059	2,913,550

TASC, Inc. Term Loan A	5.500%	12/18/14	399	399,942

TASC, Inc. Term Loan B	5.750%	12/18/15	3,598	3,605,146

Triumph Group, Inc. Term Loan B	4.500%	06/16/16	3,048	3,064,016

Vangent, Inc. Term Loan B	3.000%	02/14/13	4,535	4,307,895

Wesco Aircraft Hardware Corp. Second Lien Term Loan	6.070%	03/28/14	625	596,356

				33,692,031

Automotive–4.2%
Acument Global Technologies, Inc. Term Loan(a)	14.000%	08/11/13	1,630	1,621,561

Autotrader.com, Inc. Term Loan B	6.000%	06/14/16	1,541	1,546,840

Dana Holding Corp. Term Loan B	4.709%	01/30/15	1,981	1,942,983

Federal-Mogul Corp. Term Loan B	2.286%	12/29/14	7,259	6,547,047

Federal-Mogul Corp. Term Loan C	2.279%	12/28/15	3,640	3,282,489

Ford Motor Co. Term Loan	3.350%	12/16/13	14,934	14,528,487

MetoKote Corp. Term Loan	9.000%	11/27/11	6,496	6,057,461

Oshkosh Truck Corp. Term Loan B	6.540%	12/06/13	3,012	3,032,368

Performance Transportation Services, Inc. Letter of Credit(b)(c)(d)	3.250%	01/26/12	500	122,275

Performance Transportation Services, Inc. Term Loan(b)(c)(d)	7.500%	01/26/12	344	83,966

Polypore, Inc. Incremental Term Loan	2.320%	07/03/14	1,848	1,770,578

Sensata Technologies, Inc. Term Loan	2.231%	04/26/13	2,313	2,183,096

TRW Automotive, Inc. Term Loan A2	4.125%	05/30/15	1,085	1,083,202

				43,802,353

Beverage, Food & Tobacco–5.8%
Acosta, Inc. Term Loan B	2.570%	07/28/13	5,143	4,866,545

Coleman Natural Foods, LLC First Lien Term Loan	7.244%	08/22/12	8,821	8,291,945

DCI Cheese Co. Term Loan	8.000%	04/15/12	3,961	3,237,986

Dean Foods Co. Extended Term Loan B1	3.540%	04/02/16	1,912	1,829,779

Dean Foods Co. Extended Term Loan B2	3.790%	04/02/17	138	134,073

Dole Food Co., Inc. Credit Link Deposit	8.000%	08/30/10	1,201	1,203,944

Dole Food Co., Inc. Term Loan B	5.041%	03/02/17	1,826	1,830,869

Dole Food Co., Inc. Term Loan C	5.021%	03/02/17	4,536	4,547,421

DS Waters of America, Inc. Term Loan B	2.579%	10/27/12	7,165	6,851,694

DSW Holdings, Inc. Term Loan	4.329%	03/02/12	4,050	3,827,250

Farley’s & Sathers Candy Co., Inc. First Lien Term Loan	7.023%	06/15/11	6,853	6,784,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Senior Loan Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Beverage, Food & Tobacco–(continued)

Farley’s & Sathers Candy Co., Inc. Second Lien Term Loan	11.250%	01/02/12	$800	$792,000

LJVH Holdings, Inc. Term Loan B (Canada)	3.033%	07/19/14	6,189	6,016,602

LJVH Holdings, Inc. Term Loan C (Canada)	3.033%	07/19/14	844	820,446

Michael Foods, Inc. Term Loan B	6.250%	06/29/16	1,528	1,538,460

Pinnacle Foods Finance LLC Term Loan B	2.848%	04/02/14	6,295	5,934,344

Pinnacle Foods Finance LLC Term Loan C	7.500%	04/02/14	1,531	1,537,198

				60,045,256

Broadcasting–Cable–6.5%
Cequel Communications, LLC Term Loan	2.348%	11/05/13	2,203	2,119,248

Charter Communications Operating, LLC Extended Term Loan(d)	3.790%	09/06/16	13,140	12,564,709

Charter Communications Operating, LLC Replacement Term Loan(d)	2.320%	03/06/14	996	946,433

Charter Communications Operating, LLC Third Lien Term Loan(d)	3.038%	09/06/14	11,000	10,122,310

CSC Holdings, Inc. Extended Term Loan A3	1.091%	03/31/15	2,736	2,633,228

CSC Holdings, Inc. Incremental Term Loan B2	2.091%	03/29/16	6,074	6,006,233

CSC Holdings, Inc. Extended Term Loan B3	2.091%	03/29/16	1,846	1,800,169

Knology, Inc. Extended Term Loan	4.033%	06/30/14	5,260	5,115,751

MCC Iowa, LLC Term Loan D1	2.060%	01/31/15	1,165	1,084,574

MCC Iowa, LLC Term Loan D2	2.060%	01/31/15	1,915	1,782,858

MCC Iowa, LLC Term Loan F	4.500%	10/23/17	1,469	1,396,670

Mediacom Illinois, LLC Term Loan C	2.060%	01/31/15	1,544	1,417,006

Mediacom Illinois, LLC Term Loan D	5.500%	03/31/17	1,409	1,378,283

Mediacom Illinois, LLC Term Loan E	4.500%	10/23/17	1,583	1,494,835

RCN Corp. Term Loan B	2.688%	05/25/14	8,063	7,954,631

TWCC Holding Corp., Replacement Term Loan	5.000%	09/14/15	2,628	2,635,064

UPC Broadband Holding, B.V., Term Loan T (Netherlands)	4.251%	12/30/16	7,145	6,807,148

				67,259,150

Broadcasting–Diversified–1.1%
Alpha Topco, Ltd. Second Lien Term Loan (United Kingdom)	3.816%	06/30/14	1,350	1,202,945

Alpha Topco, Ltd. Term Loan B1 (United Kingdom)	2.441%	12/31/13	4,117	3,732,784

Alpha Topco, Ltd. Term Loan B2 (United Kingdom)	2.441%	12/31/13	2,781	2,521,390

Cumulus Media, Inc. Term Loan B	4.079%	06/11/14	4,906	4,415,134

				11,872,253

Broadcasting–Radio–1.6%
CMP KC, LLC Term Loan(c)	6.250%	05/03/11	7,826	665,199

CMP Susquehanna Corp. Term Loan	2.375%	05/05/13	13,060	11,601,737

LBI Media, Inc. Term Loan B	1.816%	03/31/12	1,149	1,071,443

Multicultural Radio Broadcasting, Inc. Second Lien Term Loan	6.091%	06/18/13	2,025	1,670,625

Multicultural Radio Broadcasting, Inc. Term Loan	3.092%	12/18/12	1,597	1,402,689

				16,411,693

Broadcasting–Television–3.0%
Barrington Broadcasting, LLC Term Loan	4.677%	08/12/13	936	857,581

FoxCo Acquisition Sub, LLC Term Loan	7.500%	07/14/15	2,604	2,501,070

High Plains Broadcasting Operating Co., LLC Term Loan	9.000%	09/14/16	951	912,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Senior Loan Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Broadcasting–Television–(continued)

Newport Television, LLC Term Loan B	9.000%	09/14/16	$3,630	$3,482,973

Sunshine Acquisition, Ltd. Term Loan	5.597%	06/01/12	2,409	2,258,967

Univision Communications, Inc. Initial Term Loan	2.566%	09/29/14	24,063	21,029,031

				31,042,447

Buildings & Real Estate–1.7%
Capital Automotive, LP Term Loan B	2.850%	12/16/10	668	654,605

CB Richard Ellis Services, Inc. Term Loan B	5.500%	12/20/13	996	997,131

CB Richard Ellis Services, Inc. Term Loan B1	6.000%	12/21/15	996	997,029

CB Richard Ellis Services, Inc. Term Loan B-1A	6.000%	12/21/15	2,294	2,293,291

El Ad IDB Las Vegas, LLC Term Loan A1	3.095%	08/09/12	2,500	1,312,500

Ginn LA CS Borrower First Lien Credit Linked A(c)	7.750%	06/08/11	3,143	192,500

Ginn LA CS Borrower First Lien Term Loan(c)	6.196%	06/08/11	6,737	421,071

Ginn LA CS Borrower Second Lien Term Loan(c)	10.196%	06/08/12	4,000	20,000

Kyle Acquisition Group, LLC Term Loan B(c)(e)	5.750%	07/20/09	6,657	654,630

Kyle Acquisition Group, LLC Term Loan C(c)	4.000%	07/20/11	3,143	309,053

Lake at Las Vegas Joint Venture, LLC Exit Revolving Credit Agreements(a)(f)	2.619%	12/31/12	28	27,338

NLV Holdings, LLC First Lien Term Loan(a)(c)(d)	5.750%	03/31/11	805	152,927

NLV Holdings, LLC Second Lien Term Loan(a)(c)(d)	5.250%	05/09/12	1,651	16,515

Realogy Corp. Letter of Credit	3.375%	10/10/13	1,579	1,388,656

Realogy Corp. Term Loan	3.347%	10/10/13	5,864	5,157,865

South Edge, LLC Term Loan A(c)(e)	5.250%	10/31/08	1,272	604,203

South Edge, LLC Term Loan C(c)(e)	5.500%	10/31/09	2,000	950,000

Standard Pacific Corp. Term Loan	2.186%	05/05/13	360	320,400

Tamarack Resorts, LLC Credit Lined Note A(c)	8.051%	05/19/11	1,600	24,000

Tamarack Resorts, LLC Term Loan(c)(e)	20.250%	07/02/09	331	265,014

Tamarack Resorts, LLC Term Loan B(c)	7.500%	05/19/11	2,364	35,460

WCI Communities, Inc. First Lien Term Loan	10.432%	09/03/14	347	343,372

WCI Communities, Inc. PIK Term Loan(a)	10.000%	09/02/16	813	786,950

				17,924,510

Business Equipment & Services–4.5%
Affinion Group, Inc. Term Loan B	5.000%	10/10/16	6,683	6,428,451

Brand Services, Inc. Second Lien Term Loan	6.525%	02/06/15	3,000	2,670,000

First American Payment Systems, LP Term Loan	3.433%	10/06/13	3,269	3,089,441

GSI Holdings, LLC Term Loan	3.540%	08/01/14	1,743	1,529,124

Interactive Data Corp. Term Loan B	6.750%	01/27/17	2,429	2,442,908

KAR Holdings, Inc. Term Loan B	3.070%	10/18/13	2,036	1,949,742

NCO Financial Systems Term Loan B	7.500%	05/15/13	4,855	4,737,413

Nielsen Finance, LLC Term Loan A	2.345%	08/09/13	13,607	12,936,795

RGIS Holdings, LLC Delayed Draw Term Loan	3.033%	04/30/14	126	116,248

RGIS Holdings, LLC Term Loan B	3.033%	04/30/14	2,513	2,324,957

Sedgwick CMS Holdings, Inc. First Lien Term Loan	5.500%	05/27/16	3,776	3,759,906

Sedgwick CMS Holdings, Inc. Second Lien Term Loan	9.000%	05/26/17	2,700	2,679,750

SMG Holdings, Inc. Term Loan B	3.518%	07/27/14	1,943	1,826,170

				46,490,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Senior Loan Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Chemicals, Plastics & Rubber–4.9%
Brenntag Holdings GmbH & Co. KG Acquisition Term Loan (Germany)	4.101%	01/20/14	$446	$441,561

Brenntag Holdings GmbH & Co. KG Term Loan B2 (Germany)	4.085%	01/20/14	2,563	2,537,606

Brenntag Holdings GmbH & Co. Second Lien Term Loan (Germany)	6.473%	07/07/15	1,600	1,581,336

Celanese Holdings, LLC Dollar Term Loan	2.284%	04/02/14	1,320	1,272,435

Cristal Inorganic Chemicals US, Inc. First Lien Term Loan	2.783%	05/15/14	2,875	2,677,081

Hexion Specialty Chemicals, Inc. Extended Term Loan C1	4.313%	05/05/15	3,982	3,794,664

Hexion Specialty Chemicals, Inc. Extended Term Loan C2	4.313%	05/05/15	1,768	1,684,975

Hexion Specialty Chemicals, Inc. Extended Term Loan C5	4.313%	05/05/15	1,869	1,757,007

Huntsman International, LLC Term Loan	2.207%	04/21/14	3,011	2,838,374

Huntsman International, LLC Term Loan C	2.624%	06/30/16	3,233	3,079,430

Kraton Polymers, LLC Term Loan	2.375%	05/13/13	5,729	5,442,803

Lyondell Chemical Co. Exit Term Loan	5.500%	04/08/16	3,000	3,025,935

Nalco Co. Term Loan	6.500%	05/13/16	4,721	4,746,937

Nusil Technology, LLC Term Loan B	6.000%	02/18/15	2,341	2,353,086

PQ Corp. Term Loan B	3.673%	07/30/14	5,912	5,398,225

Rockwood Specialties Group, Inc. Term Loan E	4.500%	07/30/12	1,323	1,328,296

Rockwood Specialties Group, Inc. Term Loan H	6.000%	05/15/14	1,699	1,707,632

Solutia, Inc. Term Loan B	4.750%	03/17/17	3,359	3,367,877

Univar, Inc. Term Loan	3.316%	10/10/14	2,105	2,023,224

				51,058,484

Construction Material–0.9%
Axia Acquisition Corp. Second Lien Term Loan A	9.390%	03/11/16	663	645,953

Axia Acquisition Corp. Second Lien Term Loan B	3.390%	03/12/16	1,279	1,195,436

Building Materials Holding Corp. Second Lien Term Loan(a)	8.000%	01/04/15	1,765	1,425,369

Contech Construction Products, Inc. Term Loan	2.340%	01/31/13	2,851	2,386,091

Custom Building Products, Inc. Term Loan B	5.750%	03/19/15	3,986	3,960,642

				9,613,491

Containers, Packaging & Glass–4.7%
Anchor Glass Container Corp. First Lien Term Loan	6.000%	03/02/16	3,756	3,718,212

Anchor Glass Container Corp. Second Lien Term Loan	10.000%	09/02/16	1,425	1,403,625

Berlin Packaging, LLC Term Loan	3.474%	08/17/14	3,400	3,059,757

Berry Plastics Group, Inc. Term Loan C	2.341%	04/03/15	4,021	3,736,000

BWAY Corp. Term Loan B	5.501%	06/16/17	1,969	1,972,700

BWAY Corp. Term Loan C	5.501%	06/16/17	185	184,941

Graham Packaging Co., L.P. Term Loan B	2.636%	10/07/11	109	108,987

Graham Packaging Co., L.P. Term Loan C	6.750%	04/05/14	6,464	6,523,985

Graphic Packaging International, Inc. Term Loan B	2.521%	05/16/14	1,971	1,908,336

Kranson Industries, Inc. Term Loan B	2.579%	07/31/13	6,780	6,347,738

Packaging Dynamics Operating Co. Term Loan	2.389%	06/09/13	5,489	5,049,984

Pertus Sechzehnte GmbH Term Loan B2 (Germany)	2.692%	06/13/15	2,022	1,676,137

Pertus Sechzehnte GmbH Term Loan C2 (Germany)	2.942%	06/13/16	2,022	1,686,250

Reynolds Group Holdings, Inc. Dollar Term Loan	6.250%	05/05/16	3,031	3,024,936

Reynolds Group Holdings, Inc. Incremental Term Loan	5.750%	05/05/16	2,218	2,215,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Senior Loan Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Containers, Packaging & Glass–(continued)

Smurfit-Stone Container Corp. Exit Term Loan B	6.750%	02/22/16	$5,170	$5,200,908

Tegrant Holding Corp. Second Lien Term Loan	6.040%	03/08/15	675	513,000

				48,331,098

Diversified Manufacturing–0.5%
Mueller Water Products, Inc. Term Loan A	5.533%	05/24/12	391	389,214

Mueller Water Products, Inc. Term Loan B	5.487%	05/23/14	1,127	1,123,964

MW Industries, Inc. Acquisition Term Loan	7.250%	11/01/13	585	470,530

MW Industries, Inc. Term Loan	7.250%	11/01/13	4,564	3,673,967

				5,657,675

Durable Consumer Products–0.1%
Brown Jordan International, Inc. Term Loan	4.344%	04/30/12	1,391	1,265,787

Ecological–1.0%
Energy Solutions, LLC Synthetic A Deposit	6.250%	06/07/13	980	974,966

Energy Solutions, LLC Synthetic Letter of Credit	6.250%	06/07/13	161	159,908

Energy Solutions, LLC Term Loan	6.250%	06/07/13	2,151	2,138,754

Energy Solutions, LLC Term Loan B	6.250%	06/07/13	1,032	1,026,121

Environmental Systems Products Holdings Second Lien Term Loan	13.500%	09/12/14	1,612	1,611,982

ServiceMaster Co. Delayed Draw Term Loan	2.820%	07/24/14	292	270,245

ServiceMaster Co. Term Loan	2.867%	07/24/14	2,932	2,713,705

Synagro Technologies, Inc. Second Lien Term Loan	5.100%	10/02/14	900	700,200

Synagro Technologies, Inc. Term Loan B	2.350%	04/02/14	1,021	859,803

				10,455,684

Education & Child Care–2.8%
Bright Horizons Family Solutions, Inc. Term Loan B	7.500%	05/28/15	2,433	2,438,408

Cengage Learning Holdings II, LP Term Loan	3.030%	07/03/14	10,772	9,567,717

Cengage Learning Holdings II, LP Incremental 1	7.500%	07/03/14	1,980	1,983,520

Educate, Inc. Second Lien Term Loan	8.506%	06/16/14	249	242,538

Education Management, LLC Term Loan C	2.313%	06/03/13	3,835	3,610,228

Nelson Education, Ltd. Term Loan (Canada)	3.033%	07/05/14	12,156	10,758,281

				28,600,692

Electronics–3.7%
Aeroflex, Inc. Term Loan B1	3.688%	08/15/14	911	856,579

Dealer Computer Services, Inc. Term Loan B	5.250%	04/21/17	4,409	4,374,459

Edwards, Ltd. First Lien Term Loan (Cayman Islands)	2.316%	05/31/14	1,285	1,142,274

Edwards, Ltd. Second Lien Term Loan (Cayman Islands)(a)	6.066%	11/30/14	2,067	1,699,872

Freescale Semiconductor, Inc. Extended Term Loan B	4.596%	12/01/16	3,207	2,957,361

Infor Enterprise Solutions Holdings, Inc. Extended Delayed Draw Term Loan	6.070%	07/28/15	2,160	2,007,286

Infor Enterprise Solutions Holdings, Inc. Extended Initial Term Loan	6.070%	07/28/15	4,141	3,847,298

Kronos, Inc. Initial Term Loan	2.533%	06/11/14	1,420	1,335,377

Kronos, Inc. Second Lien Term Loan	6.283%	06/11/15	1,515	1,414,299

Matinvest 2 SAS Term Loan B2 (France)	3.874%	06/23/14	701	590,707

Matinvest 2 SAS Term Loan C2 (France)	4.124%	06/22/15	701	594,021

Open Solutions, Inc. Term Loan B	2.625%	01/23/14	6,762	5,844,945

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Senior Loan Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Electronics–(continued)

Sungard Data Systems, Inc. Incremental Term Loan Add On	6.750%	02/28/14	$2,252	$2,255,440

Sungard Data Systems, Inc. Term Loan A	2.095%	02/28/14	1,261	1,196,001

Sungard Data Systems, Inc. Term Loan B	4.003%	02/26/16	7,290	7,050,468

Verint Systems, Inc. Term Loan B	5.250%	05/25/14	1,507	1,432,403

				38,598,790

Entertainment & Leisure–3.4%
Bombardier Recreational Products, Inc. Term Loan (Canada)	3.193%	06/28/13	3,878	3,377,460

Fender Musical Instruments Corp. Delayed Draw Term Loan	2.610%	06/09/14	2,073	1,821,359

Fender Musical Instruments Corp. Term Loan B	2.790%	06/09/14	4,103	3,605,534

Gibson Guitar Corp. Term Loan	9.424%	09/30/11	1,828	1,791,648

Hicks Sports Group, LLC Term Loan(c)	6.750%	12/22/10	4,000	3,780,000

Live Nation Entertainment, Inc. Term Loan B	4.500%	11/07/16	4,327	4,257,687

Metro-Goldwyn-Mayer Studios, Inc. Revolving Credit Agreement(c)(e)	20.500%	04/08/10	4,794	2,049,506

Metro-Goldwyn-Mayer Studios, Inc. Term Loan B(c)	20.500%	04/09/12	15,223	6,524,330

Playcore Holdings, Inc. Term Loan B	3.065%	02/21/14	3,376	3,037,997

Regal Cinemas Corp. Term Loan	4.033%	11/21/16	846	836,777

Sram, LLC Term Loan B	5.009%	04/30/15	946	948,608

True Temper Sports, Inc. Exit Facility	8.000%	10/14/13	2,642	2,538,714

Universal City Development Partners, Ltd. Term Loan B	5.500%	11/06/14	413	413,903

				34,983,523

Farming & Agriculture–0.5%
WM. Bolthouse Farms, Inc. First Lien Term Loan	5.500%	02/11/16	3,668	3,663,182

WM. Bolthouse Farms, Inc. Second Lien Term Loan	9.500%	08/11/16	1,773	1,770,068

				5,433,250

Finance–7.5%
Fidelity National Information Solutions, Inc. Term Loan B	5.250%	07/18/16	6,082	6,123,681

First Data Corp. Term Loan B1	3.078%	09/24/14	10,232	8,906,036

First Data Corp. Term Loan B2	3.078%	09/24/14	12,412	10,800,283

First Data Corp. Term Loan B3	3.078%	09/24/14	8,459	7,363,649

Grosvenor Capital Management Holdings, LLP Term Loan B	2.375%	12/05/13	3,441	3,286,296

iPayment, Inc. Term Loan	2.454%	05/10/13	8,031	7,574,658

LPL Holdings, Inc. Extended Term Loan	4.250%	06/25/15	5,101	4,922,702

LPL Holdings, Inc. Term Loan D	2.210%	06/28/13	1,621	1,551,742

National Processing Co. Group, Inc. Second Lien Term Loan	10.750%	09/29/14	1,925	1,750,547

National Processing Co. Group, Inc. Term Loan B	7.000%	09/29/13	4,590	4,442,248

Nuveen Investments, Inc. Term Loan	3.511%	11/13/14	5,740	5,119,848

Oxford Acquisition III, Ltd. Term Loan (United Kingdom)	2.256%	05/12/14	4,103	3,651,491

RJO Holdings Corp. Second Lien Term Loan(a)	9.100%	07/13/15	2,536	240,899

RJO Holdings Corp. Term Loan B(a)	5.350%	07/12/14	4,810	3,300,667

Trans Union, LLC Term Loan B	6.750%	06/15/17	2,811	2,838,987

Transfirst Holdings, Inc. Second Lien Term Loan(a)	6.330%	06/15/15	4,499	3,741,823

Transfirst Holdings, Inc. Term Loan B	3.080%	06/15/14	2,910	2,648,100

				78,263,657

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Senior Loan Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Grocery–0.6%
Roundy’s Supermarkets, Inc. Extended Term Loan	7.000%	11/03/13	$6,634	$6,642,378

Health & Beauty–0.9%
American Safety Razor Co. First Lien Term Loan	6.750%	07/31/13	1,839	1,690,534

American Safety Razor Co. Second Lien Term Loan(c)	12.500%	01/30/14	2,574	231,677

Marietta Intermediate Holding Corp. Term Loan B(a)(g)	7.000%	02/19/15	1,978	1,798,756

Philosophy, Inc. Term Loan B	2.070%	03/16/14	5,425	5,099,470

				8,820,437

Healthcare–10.8%
American Medical Systems, Inc. Term Loan	2.625%	07/20/12	943	915,074

Catalent Pharma Solutions, Inc. Dollar Term Loan	2.566%	04/10/14	3,820	3,467,808

Community Health Systems, Inc. Delayed Draw Term Loan	2.788%	07/25/14	926	878,577

Community Health Systems, Inc. Term Loan	2.788%	07/25/14	18,520	17,572,582

DSI Renal, Inc. Term Loan(a)	9.000%	03/31/13	4,140	4,046,758

Genoa Healthcare Group, LLC Term Loan B	5.500%	08/10/12	285	266,185

HCA, Inc. Extended Term Loan B2	3.783%	03/31/17	13,310	12,979,692

HCA, Inc. Term Loan A	2.033%	11/16/12	711	688,737

HCA, Inc. Term Loan B	2.783%	11/18/13	4,368	4,215,895

HCR Healthcare, LLC Term Loan B	2.816%	12/22/14	3,792	3,574,087

Health Management Associates, Inc. Term Loan B	2.283%	02/28/14	9,099	8,576,858

HealthSouth Corp. Extended Term Loan B	4.290%	09/10/15	670	669,522

HealthSouth Corp. Term Loan B	2.790%	03/11/13	814	790,898

IMS Health Inc. Term Loan B	5.250%	02/26/16	2,916	2,918,937

Inverness Medical Innovations, Inc. First Lien Term Loan	2.423%	06/26/14	8,675	8,349,824

Multiplan, Inc. Incremental Term Loan	6.000%	04/12/13	3,287	3,272,248

Multiplan, Inc. Term Loan B	3.625%	04/12/13	3,985	3,956,028

Multiplan, Inc. Term Loan C	3.625%	04/12/13	5,182	5,162,698

Rehabcare Group, Inc. Term Loan B	6.000%	11/24/15	4,492	4,457,501

Select Medical Corp. Term Loan B	2.484%	02/24/12	1,865	1,812,129

Skilled Healthcare Group, Inc. Delayed Draw Term Loan	5.250%	04/08/16	201	188,169

Skilled Healthcare Group, Inc. Term Loan B	5.250%	04/08/16	2,203	2,064,210

Sun Healthcare Group, Inc. Synthetic Letter of Credit	2.533%	04/21/14	259	251,725

Sun Healthcare Group, Inc. Term Loan B	3.650%	04/21/14	1,791	1,743,651

Surgical Care Affiliates, LLC Term Loan	2.534%	12/29/14	10,159	9,422,550

United Surgical Partners, International, Inc. Delayed Draw Term Loan	2.330%	04/21/14	820	767,801

United Surgical Partners, International, Inc. Term Loan B	2.411%	04/19/14	9,816	9,189,907

				112,200,051

Home & Office Furnishings, Housewares & Durable Consumer Products–0.7%
Hunter Fan Co. Second Lien Term Loan	7.100%	10/16/14	1,000	643,335

Hunter Fan Co. Term Loan	2.850%	04/16/14	1,107	992,965

Mattress Holdings Corp. Term Loan B	2.690%	01/18/14	2,259	1,880,532

National Bedding Co., LLC Second Lien Term Loan	5.375%	02/28/14	3,408	3,203,972

				6,720,804

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Senior Loan Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Hotels, Motels, Inns & Gaming–5.7%
BLB Worldwide Holdings, Inc. Second Lien Term Loan(c)	6.500%	07/18/12	$1,250	$29,688

BLB Worldwide Holdings, Inc. Term Loan B(a)	4.750%	07/18/11	6,381	4,626,284

Cannery Casino Resorts, LLC Delayed Draw Term Loan	4.598%	05/20/13	2,942	2,673,540

Cannery Casino Resorts, LLC Revolving Credit Agreement(f)	3.415%	05/18/12	748	624,352

Cannery Casino Resorts, LLC Second Lien Term Loan	4.587%	05/16/14	500	410,000

Cannery Casino Resorts, LLC Term Loan B	4.587%	05/17/13	3,558	3,233,294

CCM Merger, Corp. Term Loan B	8.500%	07/13/12	3,684	3,636,065

Golden Nugget, Inc. Delayed Draw Term Loan(a)	3.327%	06/30/14	1,261	1,032,626

Golden Nugget, Inc. Term Loan B(a)	3.320%	06/30/14	2,215	1,814,094

Harrah’s Operating Co., Inc. Term Loan B1	3.498%	01/28/15	12,089	10,410,516

Harrah’s Operating Co., Inc. Term Loan B2	3.498%	01/28/15	244	210,606

Harrah’s Operating Co., Inc. Term Loan B3	3.498%	01/28/15	5,713	4,911,688

Isle of Capri Casinos, Inc. Delayed Draw Term Loan A	5.000%	11/25/13	800	759,790

Isle of Capri Casinos, Inc. Delayed Draw Term Loan B	5.000%	11/25/13	910	863,876

Isle of Capri Casinos, Inc. Term Loan B	5.000%	11/25/13	2,274	2,159,691

Las Vegas Sands, LLC/Venetian Casino Delayed Draw Term Loan	2.070%	05/23/14	2,917	2,717,019

Las Vegas Sands, LLC/Venetian Casino Term Loan B	2.070%	05/23/14	7,283	6,783,104

Magnolia Hill, LLC Delayed Draw Term Loan	3.587%	10/30/13	1,116	1,004,088

Magnolia Hill, LLC Term Loan	3.570%	10/30/13	3,175	2,857,787

MGM Mirage Term Loan D	6.000%	10/03/11	2,529	2,456,048

Venetian Macau, Ltd. Delayed Draw Term Loan B	5.040%	05/25/12	300	295,783

Venetian Macau, Ltd. Project Term Loan	5.040%	05/27/13	3,420	3,377,056

Venetian Macau, Ltd. Term Loan B	5.040%	05/27/13	2,425	2,394,215

				59,281,210

Insurance–1.9%
Alliant Holdings I, Inc. Term Loan B	3.533%	08/21/14	3,809	3,657,119

AmWins Group, Inc. First Lien Term Loan	3.040%	06/08/13	6,840	6,335,137

Applied Systems, Inc. Term Loan	2.816%	09/26/13	593	551,036

Conseco, Inc. Term Loan	7.500%	10/10/13	2,324	2,261,302

HMSC Corp. Second Lien Term Loan	5.816%	10/03/14	675	438,750

Mitchell International, Inc. Second Lien Term Loan	5.813%	03/30/15	3,897	3,409,598

USI Holdings Corp. Term Loan	3.290%	05/05/14	3,038	2,774,528

				19,427,470

Machinery–1.3%
Baldor Electric Co. Term Loan B	5.252%	01/31/14	3,800	3,817,851

Bucyrus International, Inc. Term Loan	4.500%	02/19/16	744	747,354

Goodman Global, Inc. Term Loan B	6.250%	02/13/14	4,848	4,875,385

Manitowoc Co., Inc. Term Loan B	8.000%	11/06/14	1,482	1,490,644

Mold-Masters Luxembourg Holdings, SA Term Loan	4.000%	10/11/14	2,909	2,555,033

				13,486,267

Medical Products & Services–1.7%
Biomet, Inc. Term Loan B	3.506%	03/25/15	6,663	6,488,830

Carestream Health, Inc. First Lien Term Loan	2.316%	04/30/13	7,643	7,272,176

DJO Finance, LLC Term Loan B	3.316%	05/20/14	3,732	3,557,672

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Senior Loan Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Medical Products & Services–(continued)

Orthofix Holdings, Inc. Term Loan	6.750%	09/22/13	$406	$399,879

				17,718,557

Mining, Steel, Iron & Non-Precious Metals–0.0%
John Maneely Co. Term Loan	3.775%	12/09/13	329	312,933

Natural Resources–0.8%
Citgo Petroleum Corp. Term Loan B	8.250%	06/24/15	3,207	3,160,608

Dresser, Inc. Second Lien Term Loan	6.195%	05/04/15	1,000	940,940

Targa Resources, Inc. Term Loan	5.750%	07/05/16	1,458	1,461,088

Willbros United States Holdings, Inc. Term Loan B	9.500%	06/30/14	2,742	2,618,943

				8,181,579

Non-Durable Consumer Products–1.9%
Amscan Holdings, Inc. Term Loan	2.788%	05/25/13	3,732	3,524,729

Huish Detergents, Inc. Term Loan B	2.080%	04/26/14	6,334	6,033,080

KIK Custom Products, Inc. First Lien Term Loan	2.580%	06/02/14	2,308	1,915,425

KIK Custom Products, Inc. Second Lien Term Loan	5.329%	11/30/14	4,000	2,424,000

KIK Custom Products, Inc. Term Loan	2.580%	06/02/14	396	328,358

Spectrum Brands, Inc. Term Loan	8.000%	06/16/16	3,232	3,272,863

Yankee Candle Co., Inc. Term Loan B	2.320%	02/06/14	2,220	2,126,364

				19,624,819

Paper & Forest Products–0.4%
Ainsworth Lumber Co., Ltd. Term Loan	5.375%	06/26/14	2,400	2,277,000

Verso Paper Holding, LLC Term Loan(a)	6.681%	02/01/13	421	347,066

White Birch Paper Co. DIP Delayed Draw Term Loan (Canada)(f)	5.884%	12/01/10	164	162,981

White Birch Paper Co. DIP Term Loan B (Canada)(a)	12.000%	12/01/10	1,216	1,210,191

				3,997,238

Pharmaceuticals–1.2%
Nyco Holdings 2 Aps Term Loan B2 (Denmark)	4.139%	12/29/14	2,124	1,957,674

Nyco Holdings 2 Aps Term Loan C2 (Denmark)	4.889%	12/29/15	2,123	1,967,696

Nyco Holdings 3 Aps Facility A1 (Denmark)	3.389%	12/29/13	102	96,343

Nyco Holdings 3 Aps Facility A2 (Denmark)	3.389%	12/29/13	523	495,148

Nyco Holdings 3 Aps Facility A3 (Denmark)	3.389%	12/29/13	16	15,514

Nyco Holdings 3 Aps Facility A4 (Denmark)	3.389%	12/29/13	10	9,883

Nyco Holdings 3 Aps Facility A5 (Denmark)	3.389%	12/29/13	74	69,878

Warner Chilcott Co., LLC Incremental Term Loan	5.750%	04/30/15	2,354	2,351,216

Warner Chilcott Co., LLC Term Loan A	5.500%	10/30/14	1,063	1,061,952

Warner Chilcott Co., LLC Term Loan B1	5.750%	04/30/15	1,654	1,652,083

Warner Chilcott Co., LLC Term Loan B2	5.750%	04/30/15	2,754	2,751,017

				12,428,404

Printing & Publishing–3.7%
Affiliated Media, Inc. Term Loan	8.500%	03/19/14	1,380	1,310,849

Cygnus Business Media, Inc. Term Loan(g)	9.750%	06/30/13	3,936	3,778,298

Dex Media West, LLC Term Loan	7.500%	10/24/14	1,638	1,469,529

Endurance Business Media, Inc. First Lien Term Loan(c)	4.750%	07/26/13	8,893	1,823,003

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Senior Loan Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Printing & Publishing–(continued)

Endurance Business Media, Inc. Second Lien Term Loan(c)	11.250%	01/26/14	$5,000	$275,000

F&W Publications, Inc. Term Loan	7.750%	06/09/14	3,100	2,534,044

Gatehouse Media, Inc. Delayed Draw Term Loan	2.339%	08/28/14	3,081	1,259,081

Gatehouse Media, Inc. Term Loan B	2.330%	08/28/14	5,053	2,064,739

Knowledgepoint360 Group, LLC First Lien Term Loan	3.700%	04/14/14	467	373,885

Knowledgepoint360 Group, LLC Second Lien Term Loan	7.445%	04/13/15	1,000	610,000

MC Communications, LLC Term Loan(a)	6.750%	12/31/12	1,130	705,985

Merrill Communications, LLC Second Lien Term Loan(a)	14.754%	11/15/13	2,691	2,213,022

Network Communications, Inc. Term Loan	5.215%	11/30/12	3,548	2,466,127

Newsday, LLC Term Loan	6.776%	08/01/13	2,333	2,345,000

Proquest CSA, LLC Term Loan	2.820%	02/09/14	3,173	3,004,766

R.H. Donnelley, Inc. Term Loan	9.250%	10/24/14	2,456	2,174,781

SuperMedia, Inc. Exit Term Loan	11.000%	12/31/15	383	323,221

Tribune Co. Term Loan B(c)(d)	5.250%	06/04/14	8,573	5,479,236

Yell Group PLC Term Loan A3 (United Kingdom)	3.816%	04/30/14	1,690	1,052,208

Yell Group PLC Term Loan B1 (United Kingdom)	4.066%	07/31/14	5,685	3,458,614

				38,721,388

Restaurants & Food Service–1.8%
Advantage Sales & Marketing, Inc. Second Lien Term Loan	8.500%	05/05/17	301	298,189

Advantage Sales & Marketing, Inc. Term Loan	5.000%	05/05/16	2,420	2,403,493

Aramark Corp. Extended Letter of Credit	3.598%	07/26/16	363	351,141

Aramark Corp. Extended Term Loan B	3.783%	07/26/16	4,516	4,371,323

Aramark Corp. Synthetic Letter of Credit	2.223%	01/27/14	204	191,435

Aramark Corp. Term Loan	2.408%	01/27/14	2,781	2,611,380

Center Cut Hospitality, Inc. Term Loan	9.250%	07/06/14	2,543	2,377,867

NPC International, Inc. Term Loan B	2.195%	05/03/13	3,830	3,658,037

Volume Services America, Inc. Revolving Credit Agreement(f)	3.343%	12/31/12	81	81,395

Volume Services America, Inc. Term Loan	9.250%	12/31/12	2,446	2,434,011

				18,778,271

Retail–Oil & Gas–0.5%
The Pantry, Inc. Delayed Draw Term Loan B	2.070%	05/15/14	928	886,946

The Pantry, Inc. Term Loan B	2.070%	05/15/14	3,224	3,080,494

Pilot Travel Centers, LLC Term Loan B	5.250%	06/30/16	730	734,802

				4,702,242

Retail–Stores–3.4%
CDW Corp. Term Loan	4.341%	10/10/14	8,008	7,280,624

Dollar General Corp. Term Loan B1	3.141%	07/07/14	3,988	3,887,140

General Nutrition Centers, Inc. Term Loan B	2.711%	09/16/13	7,084	6,716,189

Guitar Center, Inc. Term Loan B	3.830%	10/09/14	3,699	3,277,849

Michaels Stores, Inc. Term Loan B2	5.012%	07/31/16	1,898	1,820,062

Rite Aid Corp. Term Loan 3	6.000%	06/04/14	6,011	5,670,632

Rite Aid Corp. Term Loan B	2.090%	06/04/14	1,561	1,377,164

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Senior Loan Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Retail–Stores–(continued)

Sally Holdings, Inc. Term Loan B	2.570%	11/15/13	$2,022	$1,954,235

Savers, Inc. Term Loan B	5.750%	03/11/16	3,091	3,085,453

				35,069,348

Telecommunications–Equipment & Services–0.4%
Avaya, Inc. Term Loan	3.260%	10/24/14	4,875	4,339,764

Telecommunications–Local Exchange Carriers–1.5%
Cincinnati Bell, Inc. Term Loan	6.500%	06/09/17	3,505	3,459,769

Global Tel*Link Corp. Term Loan B	6.044%	03/02/16	3,567	3,570,010

Intelsat Corp. Term Loan B2-A	3.033%	01/03/14	1,816	1,717,468

Intelsat Corp. Term Loan B2-B	3.033%	01/03/14	1,815	1,716,939

Intelsat Corp. Term Loan B2-C	3.033%	01/03/14	1,815	1,716,939

Orius Corp., LLC Term Loan A(b)(c)(d)	6.750%	01/23/09	3,148	104

Orius Corp., LLC Term Loan B1(b)(c)(d)	7.250%	01/23/10	2,332	77

Sorenson Communications, Inc. Term Loan C	6.000%	08/16/13	4,023	3,550,669

				15,731,975

Telecommunications–Long Distance–0.5%
Level 3 Communications, Inc. Add on Term Loan	11.500%	03/13/14	1,417	1,533,549

Level 3 Communications, Inc. Term Loan A	2.724%	03/13/14	4,400	3,955,116

				5,488,665

Telecommunications–Wireless–1.4%
Asurion Corp. First Lien Term Loan	3.356%	07/03/14	6,721	6,468,792

CommScope, Inc. Term Loan B	3.027%	12/26/14	437	428,045

MetroPCS Wireless, Inc. Term Loan B	2.625%	11/04/13	469	457,794

NTELOS, Inc. Term Loan B	5.750%	08/07/15	6,767	6,792,455

				14,147,086

Textiles & Leather–1.8%
Gold Toe Investment Corp. First Lien Term Loan B	8.500%	10/30/13	3,864	3,693,384

Gold Toe Investment Corp. Second Lien Term Loan	11.750%	04/30/14	6,750	5,433,750

HanesBrands, Inc. Term Loan	5.250%	12/10/15	2,906	2,922,431

Levi Strauss & Co. Term Loan	2.575%	03/27/14	4,300	3,995,409

Varsity Brands, Inc. Term Loan B	3.125%	02/22/14	2,452	2,194,139

				18,239,113

Transportation–Cargo–0.3%
Cardinal Logistics Management, Inc. First Lien Term Loan(a)	12.500%	09/23/13	764	573,232

JHCI Acquisitions, Inc. First Lien Term Loan	2.820%	06/19/14	906	829,247

Swift Transportation Co., Inc. Term Loan	8.250%	05/09/14	2,202	2,147,888

				3,550,367

Transportation–Personal–0.8%
Avis Budget Car Rental, LLC Term Loan	5.750%	04/19/14	1,188	1,186,476

Delta Air Lines, Inc. Secured Term Loan	8.750%	09/27/13	3,266	3,299,361

Sabre Holdings Corp. Term Loan	2.373%	09/30/14	4,048	3,674,076

				8,159,913

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Senior Loan Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Utilities–8.4%
Bicent Power, LLC First Lien Term Loan B	2.540%	06/30/14	$1,575	$1,385,121

BRSP, LLC Term Loan B	7.500%	06/04/14	4,817	4,792,917

Calpine Corp. First Priority Term Loan	3.415%	03/29/14	12,487	11,874,740

FirstLight Power Resources, Inc. Second Lien Term Loan	5.063%	05/01/14	4,500	4,044,375

FirstLight Power Resources, Inc. Synthetic Letter of Credit	3.063%	11/01/13	92	86,314

FirstLight Power Resources, Inc. Term Loan B	3.063%	11/01/13	5,501	5,134,525

Great Point Power, Inc. Delayed Draw Term Loan	5.500%	03/10/17	1,425	1,410,750

Longview Power, LLC Delayed Draw Term Loan	2.813%	02/28/14	1,307	1,116,383

Longview Power, LLC Synthetic Letter of Credit	2.563%	02/28/14	373	318,967

Longview Power, LLC Term Loan B	2.813%	02/28/14	1,120	956,900

Mach Gen, LLC Letter of Credit	2.533%	02/22/13	187	173,444

New Development Holdings, LLC Term Loan	7.000%	07/03/17	11,404	11,569,829

NRG Energy, Inc. Extended Letter of Credit	3.683%	08/31/15	7,611	7,496,514

NRG Energy, Inc. Extended Term Loan B	3.783%	08/31/15	3,817	3,759,346

NRG Energy, Inc. Synthetic Letter of Credit	2.183%	02/01/13	2	1,926

NRG Energy, Inc. Term Loan	2.283%	02/01/13	1,656	1,601,765

NSG Holdings, LLC Letter of Credit	2.037%	06/15/14	254	244,454

NSG Holdings, LLC Term Loan	2.037%	06/15/14	1,183	1,136,275

Primary Energy Operations, LLC Term Loan	6.500%	10/23/14	4,188	4,097,356

Texas Competitive Electric Holdings Co., LLC Delayed Draw Term Loan	3.846%	10/10/14	11,975	9,273,067

Texas Competitive Electric Holdings Co., LLC Term Loan B1	3.796%	10/10/14	2,032	1,584,292

Texas Competitive Electric Holdings Co., LLC Term Loan B2	3.941%	10/10/14	6,974	5,438,803

Texas Competitive Electric Holdings Co., LLC Term Loan B3	3.850%	10/10/14	4,313	3,355,809

TPF Generation Holdings, LLC Revolving Credit Agreement	2.533%	12/15/11	212	199,002

TPF Generation Holdings, LLC Second Lien Term Loan C	4.783%	12/15/14	4,300	3,876,450

TPF Generation Holdings, LLC Synthetic Letter of Credit	2.533%	12/13/13	677	634,818

TPF Generation Holdings, LLC Term Loan B	2.533%	12/15/13	1,692	1,585,516

				87,149,658

Total Variable Rate** Senior Loan Interests–114.1%				1,183,722,666

Notes–2.7%
Chemicals, Plastics & Rubber–0.4%
Lyondell Chemical Co.	11.000%	05/01/18	3,149	3,393,462

Wellman, Inc.(a)	5.000%	01/29/19	889	888,795

				4,282,257

Construction Material–0.6%
Builders FirstSource, Inc.(h)	13.000%	02/15/16	3,666	3,734,738

Compression Polymers Corp.(h)	7.501%	07/01/12	2,300	2,265,500

				6,000,238

Containers, Packaging & Glass–0.2%
Berry Plastics Group, Inc.(h)	5.276%	02/15/15	1,900	1,852,500

Ecological–0.0%
Environmental Systems Products Holdings, Inc.	18.000%	03/31/15	372	371,761

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Senior Loan Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Healthcare–0.6%
Apria Healthcare Group, Inc.(i)	11.250%	11/01/14	$6,167	$6,629,167

Hotels, Motels, Inns & Gaming–0.2%
Wynn Las Vegas, LLC	7.875%	05/01/20	2,000	2,050,000

Non-Durable Consumer Products–0.1%
Targus Group International, Inc.(a)	10.000%	12/15/15	554	553,765

Paper & Forest Products–0.1%
Verso Paper Holding, LLC(h)	4.094%	08/01/14	1,500	1,312,500

Printing & Publishing–0.1%
F&W Publications, Inc.(a)	15.000%	12/09/14	1,252	591,774

Telecommunications–Local Exchange Carriers–0.4%
Qwest Corp.(h)	3.787%	06/15/13	4,500	4,539,375

Total Notes–2.7%				28,183,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Senior Loan Fund

Description	Value

Equities–1.5%
Affiliated Media, Inc. (81,915 common shares, Acquired dates 08/29/05 and 08/25/06, Cost $5,259,391)(j)	$1,351,599

Axia Acquisition Holding Corp., Inc. (397 common shares, Acquired date 04/21/10, Cost $1,782,508)(j)(k)	994,435

Building Materials Holding Corp. (940,471 common shares, Acquired date 01/11/10, Cost $1,429,499)(j)(k)	686,544

CTM Media Holdings, Inc. (2,543 common shares, Acquired date 09/19/09, Cost $35,444)(j)	5,595

Cumulus Media, Inc. (Warrants for 9,213 common shares, Expiration date 06/29/19, Acquired date 01/14/10, Cost $0)(j)(k)	17,137

Cygnus Business Media, Inc. (5,776 common shares, Acquired date 09/29/09, Cost $1,229,265)(g)(j)(k)	0

Environmental Systems Products Holdings, Inc. (2,838 preferred shares, Acquired date 09/27/07, Cost $70,950)(j)(k)	22,522

Environmental Systems Products Holdings, Inc. (6,195 common shares, Acquired date 09/27/07, Cost $0)(j)(k)	0

Euramax International, Inc. (3,272 common shares, Acquired date 07/09/09, Cost $3,529,067)(j)(k)	981,660

F&W Publications, Inc. (10,490 common shares, Acquired dates 08/10/05 to 06/12/07, Cost $12,963)(j)	5,245

F&W Publications, Inc. (Warrants for 1,874 common shares, Expiration date 06/09/14, Acquired dates 08/10/05 to 06/12/07, Cost $1,506)(j)	937

Generation Brands, LLC (7,523 common shares, Acquired date 01/26/10, Cost $0)(j)(k)	0

IAP Worldwide Services, Inc., Series A,B,C (Warrants for 84,728 common shares, Expiration date 06/11/15, Acquired date 06/18/08, Cost $0)(j)(k)	0

IDT Corp. (7,632 common shares, Acquired dates 01/30/04, Cost $0)(j)	141,345

Lake at Las Vegas Joint Venture, LLC, Class A (780 common shares, Acquired dates 07/05/07 to 01/02/08, Cost $7,518,177)(j)	315,959

Lake at Las Vegas Joint Venture, LLC, Class B (9 common shares, Acquired dates 07/05/07 to 01/02/08, Cost $513,859)(j)	3,749

Lake at Las Vegas Joint Venture (Warrants for 39 common shares of Class C, 54 common shares of Class D, 60 common shares of Class E, 67 common shares of Class F, and 76 common shares of Class G, Expiration date 07/15/15, Acquired dates 07/06/07 and 01/02/08, Cost $0)(j)	0

Lyondell Chemical Co., Class A (18,849 common shares, Acquired date 06/02/10, Cost $310,397)(j)	339,282

Lyondell Chemical Co., Class B (410,912 common shares, Acquired date 06/02/10, Cost $10,758,703)(j)	7,396,416

Marietta Intermediate Holdings Corp. (2,679,615 common shares, Acquired date 04/22/10, Cost $3,726,330)(g)(j)(k)	991,993

Marietta Intermediate Holdings Corp. (Warrants for 519,444 common shares, Acquired date 03/17/10, Cost $0)(g)(j)(k)	0

MC Communications, LLC (222,056 common shares, Acquired date 07/02/09, Cost $0)(j)(k)	0

Mega Brands, Inc. (Canada) (436,213 common shares, Acquired date 03/31/10, Cost $845,408)(j)(k)	176,089

Newhall Holding Co., LLC (280,899 common shares, Acquired date 08/24/09, Cost $2,503,511)(j)	472,837

SuperMedia, Inc. (1,898 common Shares, Acquired date 01/07/10, Cost $146,370)(j)	40,029

Targus Group International, Inc. (22,469 common shares, Acquired date 12/17/09, Cost $0)(j)(k)	58,419

True Temper Sports, Inc. (107,143 common shares, Acquired date 12/17/09, Cost $3,787,500)(j)(k)	375,055

Vitruvian Exploration, LLC (26,740 common shares, Acquired date 10/19/09, Cost $1,144,923)(j)	347,620

WCI Communities, Inc. (4,504 common shares, Acquired date 09/23/09, Cost $506,503)(j)	382,840

Wellman, Inc. (845 common shares, Acquired dates 02/12/09 & 06/16/09, Cost $2,232,644)(j)	130,274

TOTAL EQUITIES–1.5%	15,237,581

TOTAL LONG-TERM INVESTMENTS–118.3% (Cost $1,393,794,993)	1,227,143,584

TIME DEPOSIT–1.0%
State Street Bank & Trust Co. ($10,326,750 par, 0.01% coupon, dated 07/31/10, to be sold on 08/02/10 at $10,326,756) (Cost $10,326,750)	10,326,750

TOTAL INVESTMENTS–119.3% (Cost $1,404,121,743)	1,237,470,334

Borrowings–(19.1%)	(198,000,000)

LIABILITIES IN EXCESS OF OTHER ASSETS–(0.2%)	(2,113,704)

NET ASSETS–100.0%	$1,037,356,630

Percentages are calculated as a percentage of net assets.

(a)	All or portion of this security is payment-in-kind.
(b)	This borrower is currently in liquidation.
(c)	This Senior Loan interest is non-income producing.
(d)	This borrower has filed for protection in federal bankruptcy court.
(e)	The borrower is in the process of restructuring or amending the terms of this loan.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Senior Loan Fund

(f)	All or a portion of this holding is subject to unfunded loan commitments.
(g)	Affiliated Company.
(h)	Variable rate security. Interest rate shown is that in effect at July 31, 2010.
(i)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(j)	Non-income producing security.
(k)	Restricted security. Securities were acquired through the restructuring of senior loans. These securities are restricted as they are not allowed to be deposited via the Depository Trust Company. If at a later point in time, the company wishes to register, the issuer will bear the costs associated with registration. The aggregate value of restricted securities represents 0.4% of the net assets of the Fund.
*	Senior Loans in the Fund’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund’s portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund’s portfolio may be substantially less than the stated maturities shown.
**	Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan. The stated coupon rates reflect the weighted average rate of the outstanding contracts for each loan as of July 31, 2010.

Swap agreements outstanding as of July 31, 2010:

Credit Default Swaps

			Pay/						Credit
			Receive		Implied	Notional			Rating of
		Buy/Sell	Fixed	Expiration	Credit	Amount	Upfront		Reference
Counterparty	Reference Entity	Protection	Rate	Date	Spread(a)	(000)	Payments	Value	Entity(b)

Goldman Sachs International	Calpine Corp.	Sell	5.000%	03/20/11	1.73%	$2,000	$65,000	$52,820	B

Goldman Sachs International	Texas Competitive Electric Holdings Co., LLC	Sell	5.000%	03/20/12	6.09%	5,000	112,500	(50,114)	B-

Total Credit Default Swaps							$177,500	$2,706

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)	Credit rating as issued by Standard and Poor’s (Unaudited)

For the year ended July 31, 2010, the average notional amounts of credit default swap contracts entered into the by Fund acting as a buyer or seller of protection were $0 and $11,250,000, respectively.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to the Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of July 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
		Other
		Significant	Significant
	Quoted	Observable	Unobservable
Investments	Prices	Inputs	Inputs	Total

Investments in an Asset Position
Variable Rate Senior Loan Interests	$—	$1,183,516,244	$206,422	$1,183,722,666
Notes	—	26,740,777	1,442,560	28,183,337
Equities	13,664,704	—	1,572,877	15,237,581
Time Deposit	—	10,326,750	—	10,326,750
Credit Default Swaps	—	52,820	—	52,820

Total Investments in an Asset Position	$13,664,704	$1,220,636,591	$3,221,859	$1,237,523,154

Investments in a Liability Position
Credit Default Swaps	$—	$(50,114)	$—	$(50,114)
Unfunded Commitments	—	(5,676,301)	—	(5,676,301)

Total Investments in a Liability Position	$—	$(5,726,415)	$—	$(5,726,415)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Senior Loan Fund

Statement of Assets and Liabilities

July 31, 2010

Assets:
Unaffiliated investments (Cost $1,387,430,802)	$1,230,901,287

Affiliated investments (Cost $16,690,941)	6,569,047

Total investments (Cost $1,404,121,743)	1,237,470,334

Cash	1,222,759

Receivables:
Investments sold	53,586,465

Interest and Fees	5,187,341

Fund shares sold	1,282,269

Swap contracts	2,706

Total assets	1,298,751,874

Liabilities:
Payables:
Borrowings	198,000,000

Investments purchased	52,652,234

Income distributions	2,895,096

Fund shares repurchased	193,838

Distributor and affiliates	179,821

Unfunded commitments	5,676,301

Accrued expenses	1,734,523

Accrued interest expense	63,431

Total liabilities	261,395,244

Net assets	$1,037,356,630

Net assets consist of:
Capital	$2,331,483,997

Accumulated undistributed net investment income	(9,446,964)

Net unrealized appreciation (depreciation)	(172,147,504)

Accumulated net realized gain (loss)	(1,112,532,899)

Net assets	$1,037,356,630

Net Asset Value and Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $188,589,147 and 29,989,115 shares of beneficial interest issued and outstanding)	$6.29

Maximum sales charge (3.25% of offering price)	0.21

Maximum offering price to public	$6.50

Class B Shares:
Net asset value and offering price per share (Based on net assets of $17,902,363 and 2,847,686 shares of beneficial interest issued and outstanding)	$6.29

Class C Shares:
Net asset value and offering price per share (Based on net assets of $207,828,463 and 33,057,178 shares of beneficial interest issued and outstanding)	$6.29

Class IB Shares:
Net asset value and offering price per share (Based on net assets of $527,108,312 and 83,741,770 shares of beneficial interest issued and outstanding)	$6.29

Class IC Shares:
Net asset value and offering price per share (Based on net assets of $95,928,345 and 15,248,505 shares of beneficial interest issued and outstanding)	$6.29

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Senior Loan Fund

Statement of Operations

For the year ended July 31, 2010

Investment income:
Interest from unaffiliated investments	$65,252,321

Interest from affiliated investments	312,322

Other	2,569,925

Total income	68,134,568

Expenses:
Investment advisory fee	9,261,237

Distribution and service fees
Class A	470,302

Class B	182,974

Class C	2,121,281

Class IC	147,920

Administrative fee	2,650,364

Transfer agent fees	930,634

Professional fees	824,718

Custody	411,490

Trustees’ fees and related expenses	309,396

Reports to shareholders	236,907

Accounting and administrative expenses	155,985

Registration fees	19,143

Other	1,817,919

Total operating expenses	19,540,270

Service fee reimbursement	1,194,285

Net operating expenses	18,345,985

Interest expense	3,403,665

Total expenses	21,749,650

Net investment income	$46,384,918

Realized and Unrealized Gain (Loss):
Realized gain (loss):
Unaffiliated investments	$(128,741,367)

Affiliated investments	(3,456,776)

Foreign currency transactions	(31)

Swap contracts	748,111

Net realized gain (loss)	(131,450,063)

Net increase from payments by affiliates*	2,497,273

Unrealized appreciation (depreciation):
Beginning of the period	(433,715,739)

End of the period:
Investments	(166,651,409)

Swap contracts	180,206

Unfunded commitments	(5,676,301)

(172,147,504)

Net unrealized appreciation during the period	261,568,235

Net realized and unrealized gain	$132,615,445

Net increase in net assets from operations	$179,000,363

*	See Note 2 in the Notes to Financial Statements for further information.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Senior Loan Fund

Statements of Changes in Net Assets

For the years ended July 31, 2010 and 2009

	July 31,	July 31,
	2010	2009

From investment activities:
Operations:
Net investment income	$46,384,918	$73,954,965

Net realized gain (loss)	(131,450,063)	(335,312,870)

Net increase from payments by affiliates	2,497,273	—

Net unrealized appreciation (depreciation) during the period	261,568,235	(75,835,049)

Change in net assets from operations	179,000,363	(337,192,954)

Distributions from net investment income:
Class A Shares	(9,403,005)	(12,786,270)

Class B Shares	(794,596)	(1,260,255)

Class C Shares	(9,212,195)	(14,031,871)

Class IB Shares	(27,157,593)	(41,631,579)

Class IC Shares	(4,934,432)	(7,686,216)

	(51,501,821)	(77,396,191)

Return of Capital Distributions:
Class A Shares	(1,173,947)	-0-

Class B Shares	(99,204)	-0-

Class C Shares	(1,150,125)	-0-

Class IB Shares	(3,390,574)	-0-

Class IC Shares	(616,054)	-0-

	(6,429,904)	-0-

Total distributions	(57,931,725)	(77,396,191)

Net change in net assets from investment activities	121,068,638	(414,589,145)

From Capital Transactions:
Proceeds from shares sold	102,307,151	64,893,876

Net asset value of shares issued through dividend reinvestment	25,705,665	36,493,499

Cost of shares repurchased	(206,709,610)	(312,396,148)

Net change in net assets from capital transactions	(78,696,794)	(211,008,773)

Total increase (decrease) in net assets	42,371,844	(625,597,918)

Net assets:
Beginning of the period	994,984,786	1,620,582,704

End of the period (including accumulated undistributed net investment income of $(9,446,964) and $(7,958,494), respectively)	$1,037,356,630	$994,984,786

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen Senior Loan Fund

Statement of Cash Flows

For the year ended July 31, 2010

Change in net assets from operations	$179,000,363

Adjustments to reconcile the increase in net assets from operations to net cash
Provided by operating activities:
Purchases of investments	(677,083,023)

Sales of investments/principal repayments	709,649,624

Net purchases of short-term investments	(2,700,466)

Amortization of loan fees	4,637,791

Net loan fees	(147)

Accretion of discounts	(11,820,302)

Net realized gain on investments	132,198,143

Net change in unrealized appreciation on investments	(252,937,303)

Increase in interest and fees receivable	(599,871)

Decrease in payable for distributor and affiliates	(372,796)

Decrease in payable for investment advisory fees	(715,016)

Decrease in other assets	29,078

Decrease in trustees’ deferred compensation and retirement plans	(1,066,284)

Increase in accrued expenses	387,529

Increase in accrued interest expense	26,075

Net change in swap contracts	(35,922)

Net change in unfunded commitments	(8,340,010)

Total adjustments	(108,742,900)

Net cash provided by operating activities	70,257,463

Cash flows from financing activities:
Proceeds from shares sold	101,847,110

Net proceeds from bank borrowings	66,000,000

Payments on shares repurchased	(206,534,195)

Cash distributions paid	(30,347,619)

Net cash provided by financing activities	(69,034,704)

Net increase in cash	$1,222,759

Cash at beginning of the period	-0-

Cash at end of the period	$1,222,759

Supplemental disclosures of cash flow information

Cash paid during the year for interest	$3,661,403

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Van Kampen Senior Loan Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year ended July 31,
	2010		2009		2008		2007		2006

Class A Shares
Net asset value, beginning of the period	$5.60		$7.48		$8.65		$8.99		$9.10

Net investment income(a)	0.28		0.40		0.61		0.66		0.54

Net realized and unrealized gain (loss)	0.76		(1.86)		(1.17)		(0.29)		(0.15)

Total from investment operations	1.04		(1.46)		(0.56)		0.37		0.39

Less:
Distributions from net investment income	0.31		0.42		0.61		0.71		0.50

Return of capital	0.04		-0-		-0-		-0-		-0-

Total distributions	0.35		0.42		0.61		0.71		0.50

Net asset value, end of the period	$6.29		$5.60		$7.48		$8.65		$8.99

Total return*	18.78	%(b)	(18.60	)%(c)	(6.70	)%(c)	4.06	%(c)	4.39	%(c)

Net assets at end of the period (in millions)	$188.6		$166.4		$281.4		$544.7		$91.0

Ratios to average net assets*:
Operating expense	1.57	%(d)	1.86%		1.44%		1.41%		1.39%

Interest expense	0.32	%(d)(g)	0.48%		1.07%		1.09%		0.10%

Total net expense	1.89	%(d)	2.34%		2.51%		2.50%		1.49%

Net investment income	4.53	%(d)	7.57%		7.55%		7.34%		5.95%

Portfolio turnover(e)	55%		33%		35%		74%		84%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratios to average net assets:
Operating expense	1.82	%(d)	2.11%		1.69%		1.66%		1.64%

Interest expense	0.32	%(d)(g)	0.48%		1.07%		1.09%		0.10%

Total gross expense	2.14	%(d)	2.59%		2.76%		2.75%		1.74%

Net investment income	4.28	%(d)	7.32%		7.30%		7.09%		5.70%

Senior indebtedness:
Total borrowing outstanding (in thousands)	$198,000		$132,000		$458,000		$555,000		$195,000

Asset coverage per $1,000 unit of senior indebtedness(f)	$6,239		$8,538		$4,538		$5,543		$10,127

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or early withdrawal charge. On purchases of $1 million or more, an early withdrawal charge of 1% may be imposed on certain repurchases by the Fund made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined distribution and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $188,121.
(e)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(g)	Prior to July 31, 2010, ratio excluded credit line fees.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Van Kampen Senior Loan Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year ended July 31,
	2010		2009		2008		2007		2006

Class B Shares
Net asset value, beginning of the period	$5.60		$7.48		$8.65		$8.99		$9.10

Net investment income(a)	0.23		0.36		0.55		0.60		0.47

Net realized and unrealized gain (loss)	0.77		(1.86)		(1.17)		(0.30)		(0.14)

Total from investment operations	1.00		(1.50)		(0.62)		0.30		0.33

Less:
Distributions from net investment income	0.28		0.38		0.55		0.64		0.44

Return of capital distributions	0.03		-0-		-0-		-0-		-0-

Total distributions	0.31		0.38		0.55		0.64		0.44

Net asset value, end of the period	$6.29		$5.60		$7.48		$8.65		$8.99

Total return*	17.90	%(b)	(19.24	)%(c)	(7.43	)%(c)	3.29	%(c)	3.63	%(c)

Net assets at end of the period (in millions)	$17.9		$17.0		$29.6		$41.5		$17.8

Ratios to average net assets*:
Operating expense	2.32	%(d)	2.63%		2.20%		2.18%		2.14%

Interest expense	0.32	%(d)(g)	0.48%		1.04%		1.10%		0.10%

Total net expense	2.64	%(d)	3.11%		3.24%		3.28%		2.24%

Net investment income	3.79	%(d)	6.85%		6.76%		6.67%		5.24%

Portfolio turnover(e)	55%		33%		35%		74%		84%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratios to average net assets:
Operating expense	2.57	%(d)	2.88%		2.45%		2.43%		2.39%

Interest expense	0.32	%(d)(g)	0.48%		1.04%		1.10%		0.10%

Total gross expense	2.89	%(d)	3.36%		3.49%		3.53%		2.49%

Net investment income	3.54	%(d)	6.60%		6.51%		6.42%		4.99%

Senior indebtedness:
Total borrowing outstanding (in thousands)	$198,000		$132,000		$458,000		$555,000		$195,000

Asset coverage per $1,000 unit of senior indebtedness(f)	$6,239		$8,538		$4,538		$5,543		$10,127

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on certain repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $18,297.
(e)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(g)	Prior to July 31, 2010, ratio excluded credit line fees.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco Van Kampen Senior Loan Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year ended July 31,
	2010		2009		2008		2007		2006

Class C Shares
Net asset value, beginning of the period	$5.60		$7.48		$8.65		$8.99		$9.10

Net investment income(a)	0.23		0.36		0.55		0.59		0.47

Net realized and unrealized gain (loss)	0.77		(1.86)		(1.17)		(0.29)		(0.14)

Total from investment operations	1.00		(1.50)		(0.62)		0.30		0.33

Less:
Distributions from net investment income	0.28		0.38		0.55		0.64		0.44

Return of capital distributions	0.03		-0-		-0-		-0-		-0-

Total distributions	0.31		0.38		0.55		0.64		0.44

Net asset value, end of the period	$6.29		$5.60		$7.48		$8.65		$8.99

Total return*	17.90	%(b)	(19.24	)%(c)	(7.43	)%(c)	3.29	%(c)	3.63	%(c)

Net assets at end of the period (in millions)	$207.8		$196.6		$338.6		$563.5		$72.5

Ratios to average net assets:*
Operating expense	2.32	%(d)	2.62%		2.20%		2.16%		2.14%

Interest expense	0.32	%(d)(g)	0.48%		1.06%		1.09%		0.10%

Total net expense	2.64	%(d)	3.10%		3.26%		3.25%		2.24%

Net investment income	3.79	%(d)	6.83%		6.79%		6.55%		5.19%

Portfolio turnover(e)	55%		33%		35%		74%		84%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratios to average net assets:
Operating expense	2.57	%(d)	2.87%		2.45%		2.41%		2.39%

Interest expense	0.32	%(d)(g)	0.48%		1.06%		1.09%		0.10%

Total gross expense	2.89	%(d)	3.35%		3.51%		3.50%		2.49%

Net investment income	3.54	%(d)	6.58%		6.54%		6.30%		4.94%

Senior indebtedness:
Total borrowing outstanding (in thousands)	$198,000		$132,000		$458,000		$555,000		$195,000

Asset coverage per $1,000 unit of senior indebtedness(f)	$6,239		$8,538		$4,538		$5,543		$10,127

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on certain repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $212,128.
(e)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(g)	Prior to July 31, 2010, ratio excluded credit line fees.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        Invesco Van Kampen Senior Loan Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year ended July 31,
	2010		2009		2008		2007		2006

Class IB Shares
Net asset value, beginning of the period	$5.60		$7.49		$8.66		$9.01		$9.11

Net investment income(a)	0.28		0.40		0.61		0.68		0.54

Net realized and unrealized gain (loss)	0.76		(1.87)		(1.17)		(0.32)		(0.14)

Total from investment operations	1.04		(1.47)		(0.56)		0.36		0.40

Less:
Distributions from net investment income	0.31		0.42		0.61		0.71		0.50

Return of capital distributions	0.04		-0-		-0-		-0-		-0-

Total distributions	0.35		0.42		0.61		0.71		0.50

Net asset value, end of the period	$6.29		$5.60		$7.49		$8.66		$9.01

Total return	18.77	%(b)(c)	(18.56	)%(c)	(6.69	)%(c)	4.05	%(c)	4.38	%(c)

Net assets at end of the period (in millions)	$527.1		$520.3		$815.1		$1,131.8		$1,307.2

Ratios to average net assets*:
Operating expense	1.57	%(d)	1.88%		1.45%		1.43%		1.39%

Interest expense	0.32	%(d)(g)	0.46%		1.04%		1.11%		0.10%

Total net expense	1.89	%(d)	2.34%		2.49%		2.54%		1.49%

Net investment income	4.54	%(d)	7.60%		7.51%		7.49%		5.87%

Portfolio turnover(e)	55%		33%		35%		74%		84%

Senior indebtedness:
Total borrowing outstanding (in thousands)	$198,000		$132,000		$458,000		$555,000		$195,000

Asset coverage per $1,000 unit of senior indebtedness(f)	$6,239		$8,538		$4,538		$5,543		$10,127

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $542,986.
(e)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(g)	Prior to July 31, 2010, ratio excluded credit line fees.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        Invesco Van Kampen Senior Loan Fund

Financial Highlights

  The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year ended July 31,
	2010		2009		2008		2007		2006

Class IC Shares
Net asset value, beginning of the period	$5.60		$7.49		$8.66		$9.00		$9.11

Net investment income(a)	0.28		0.40		0.61		0.68		0.54

Net realized and unrealized gain (loss)	0.76		(1.87)		(1.17)		(0.31)		(0.15)

Total from investment operations	1.04		(1.47)		(0.56)		0.37		0.39

Less:
Distributions from net investment income	0.31		0.42		0.61		0.71		0.50

Return of capital distributions	0.04		-0-		-0-		-0-		-0-

Total distributions	0.35		0.42		0.61		0.71		0.50

Net asset value, end of the period	$6.29		$5.60		$7.49		$8.66		$9.00

Total return*	18.77	%(b)	(18.71	)%(c)	(6.69	)%(c)	4.06	%(c)	4.50	%(c)

Net assets at end of the period (in millions)	$95.9		$94.7		$155.9		$239.6		$291.3

Ratios to average net assets*:
Operating expense	1.57	%(d)	1.88%		1.45%		1.43%		1.39%

Interest expense	0.32	%(d)(g)	0.47%		1.04%		1.11%		0.10%

Total net expense	1.89	%(d)	2.35%		2.49%		2.54%		1.49%

Net investment income	4.54	%(d)	7.60%		7.52%		7.49%		5.85%

Portfolio turnover(e)	55%		33%		35%		74%		84%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratios to average net assets:
Operating expense	1.72	%(d)	2.03%		1.60%		1.58%		1.54%

Interest expense	0.32	%(d)(g)	0.47%		1.04%		1.11%		0.10%

Total gross expense	2.04	%(d)	2.50%		2.64%		2.69%		1.64%

Net investment income	4.40	%(d)	7.45%		7.37%		7.34%		5.70%

Senior indebtedness:
Total borrowing outstanding (in thousands)	$198,000		$132,000		$458,000		$555,000		$195,000

Asset coverage per $1,000 unit of senior indebtedness(f)	$6,239		$8,538		$4,538		$5,543		$10,127

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include service fees of up to 0.15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $98,613.
(e)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(g)	Prior to July 31, 2010, ratio excluded credit line fees.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30        Invesco Van Kampen Senior Loan Fund

Notes to Financial Statements

July 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Senior Loan Fund (the “Fund”), a Massachusetts business trust, is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As part of Invesco’s June 1, 2010 acquisition of Morgan Stanley’s retail asset management business (the “Transaction”), the Fund changed its name from Van Kampen Senior Loan Fund to Invesco Van Kampen Senior Loan Fund.
  The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable-rate senior loans (“Senior Loans”). Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.
  The Fund continuously offers Class A Shares, Class B Shares and Class C Shares. The Fund also has outstanding Class IB Shares and Class IC Shares which are not continuously offered. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions, including estimates and assumptions regarding taxation, that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results will differ from those estimates.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote or broker quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

31        Invesco Van Kampen Senior Loan Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Fair Value Measurements — GAAP defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.
Level 1 — Prices are based on quoted prices in active markets for identical investments.
Level 2 — Prices are based on other significant observable inputs which may include quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.
Level 3 — Prices are based on significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
C.	Security Transactions — Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses.
The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included on the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported on the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share on the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported on the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported on the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
D.	Investment Income and Expenses — Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note or other fixed-income security. Facility fees on senior loans purchased are treated as market discounts.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note. Income, expenses and realized and unrealized gains or losses are allocated on a pro-rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.
E.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
F.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

32        Invesco Van Kampen Senior Loan Fund

G.	Foreign Currency Translation — Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

NOTE 2—Investment Advisory Agreement and Other Transactions with Affiliates

The Fund has entered into an investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.900%

Next $1.0 billion	0.850%

Next $1.0 billion	0.825%

Next $500 million	0.800%

Over $3.0 billion	0.775%

  Prior to the Transaction, the Fund paid $7,736,570 in advisory fees to Van Kampen Asset Management (“Van Kampen”) based on the annual rate above of the Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the closing of the Transaction, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the Fund’s expenses (excluding certain items discussed below) of Class A Shares to 1.53%, Class B Shares to 2.28%, Class C Shares to 2.28%, Class IB Shares to 1.53% and Class IC Shares to 1.53% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses to exceed the limit reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  For the year ended July 31, 2010, Van Kampen reimbursed the Fund $2,497,273 for an economic loss due to a trading error.
  The Fund has entered into an administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative services at an annual rate of 0.25% of the average daily net assets of the Fund. The administrative services provided include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund’s portfolio and providing certain services to the holders of the Fund’s securities. Prior to the Transaction, the Fund paid $2,214,221 in administrative service fees to Van Kampen Investments Inc. The Fund has also entered into a master administrative services agreement with Invesco whereby Invesco provides accounting services to the Fund. For the year ended July 31, 2010, expenses incurred under these agreements are shown on the Statement of Operations as “Administrative fee”. Additionally, Invesco has entered into a service agreement whereby State Street Bank & Trust Company (“SSB”) provides certain administrative services to the Fund.
  The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Transaction, the Fund paid $572,073 to Van Kampen Investor Services Inc., which served as the Fund’s transfer agent. For the year ended July 31, 2010, expenses incurred under these agreements are shown on the Statement of Operations as “Transfer agent fees.”
  Prior to the Transaction, under separate legal services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. also provided legal services and the CCO provided compliance services to the Fund. Pursuant to such agreements, the Fund paid $52,290 to Van Kampen Investments Inc.
  The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500. The deferred compensation and retirement plans were terminated and amounts owed to the trustees were distributed during the period.
  For the year ended July 31, 2010, the Fund paid legal fees of $154,420 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP, as counsel to the Fund. A member of that firm is a Trustee of the Fund.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class IC Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25%, 1.00%, 1.00%, and 0.15% (0.25% maximum) per year of the average daily net assets of Class A Shares, Class B

33        Invesco Van Kampen Senior Loan Fund

Shares, Class C Shares, and Class IC Shares, respectively. Due to voluntary fee waivers by the Distributor, the aggregate distribution and service fees are currently 0.00%, 0.75%, 0.75% and 0.00% per year of the average daily net assets for Class A Shares, Class B Shares, Class C Shares, and Class IC Shares, respectively. For the period June 1, 2010 to June 30, 2010, the Distributor waived service fees of $310,459.
  With respect to Class B and Class C Shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A Shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse the Distributor for any such expenses.
  Prior to the Transaction, the Fund had entered into a distribution agreement with Van Kampen Funds Inc. to serve as the distributor for the Class A Shares, Class B Shares and Class C Shares and a service plan with respect to Class A Shares, Class B Shares, Class C Shares and Class IC Shares. Pursuant to such agreements, Van Kampen Funds Inc. was paid $2,437,919 and waived fees of $883,826.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A Shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to July 31, 2010, Invesco Distributors, Inc. (“IDI”) advised the Fund that IDI retained $4,461 in front-end sales commissions from the sale of Class A Shares and $0, $5,806 and $1,114 from Class A, Class B and Class C Shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Transaction, Van Kampen Funds Inc., as distributor for the Fund, advised the Fund that it received commissions on sales of the Fund’s Class A Shares of $33,485 and CDSC on redeemed shares of $40,169.
  During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act as those companies in which a fund holds 5% or more of the outstanding voting securities.

	Par/Shares*	Interest/	Market
	as of	Dividend	Value
Name	7/31/2010	Income	7/31/2010	Cost

Cygnus Business Media — Common Shares	5,776	$-0-	$-0-	$1,229,265

Cygnus Business Media — Term Loan	$3,935,727	240,708	3,778,298	3,859,311

Marietta Intermediate Holdings — Common Shares	2,679,615	-0-	991,993	3,726,330

Marietta Intermediate Holdings — Term Loan	$1,977,655	71,614	1,798,756	7,876,035

Marietta Intermediate Holdings — Warrants	519,444	-0-	-0-	-0-

		$312,322	$6,569,047	$16,690,941

*	Par/Shares were acquired through the restructuring of senior loan interests.

  Affiliate transactions during the year ended July 31, 2010 were as follows:

	Par/Shares			Par/Shares		Interest/
	as of	Gross	Gross	as of	Realized	Dividend
Name	7/31/2009	Additions	Reductions	7/31/2010	Gain (Loss)	Income

Cygnus Business Media — Common Shares*	-0-	5,776	-0-	5,776	$-0-	$-0-

Cygnus Business Media — Term Loan*	$-0-	$3,965,468	$(29,741)	$3,935,727	230	240,708

DecorateToday.com — Common Shares	198,600	-0-	(198,600)	-0-	(3,505,909)	-0-

Marietta Intermediate Holdings — Common Shares*	-0-	2,679,615	-0-	2,679,615	-0-	-0-

Marietta Intermediate Holdings — Term Loan*	$11,323,621	$1,948,686	$(11,295,652)	$1,976,655	-0-	71,614

Marietta Intermediate Holdings — Warrants*	-0-	519,444	-0-	519,444	-0-	-0-

Safelite Realty — Common Shares	48,903	-0-	(48,903)	-0-	48,903	-0-

					$(3,456,776)	$312,322

*	Par/Shares were acquired through the restructuring of senior loan interests.

34        Invesco Van Kampen Senior Loan Fund

NOTE 3—Share Information

For the years ended July 31, 2010 and 2009, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	July 31, 2010(a)		July 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	9,845,465	$60,615,249	5,685,543	$28,429,561

Class B	457,420	2,816,081	361,979	1,791,818

Class C	5,303,046	32,558,729	5,247,263	25,877,745

Class IB	780,432	4,812,998	1,238,284	6,221,721

Class IC	243,737	1,504,094	486,531	2,573,031

Total Sales	16,630,100	$102,307,151	13,019,600	$64,893,876

Dividend Reinvestment:
Class A	688,142	$4,235,453	1,254,213	$6,322,925

Class B	60,236	370,866	103,290	517,974

Class C	576,804	3,546,107	1,061,421	5,349,681

Class IB	2,492,433	15,358,953	4,234,017	21,185,914

Class IC	356,249	2,194,286	622,587	3,117,005

Total Dividend Reinvestment	4,173,864	$25,705,665	7,275,528	$36,493,499

Repurchases:
Class A	(10,278,445)	$(63,336,379)	(14,818,255)	$(79,770,415)

Class B	(702,577)	(4,343,561)	(1,388,635)	(7,115,414)

Class C	(7,943,623)	(48,963,345)	(16,450,106)	(87,850,496)

Class IB	(12,365,524)	(76,168,518)	(21,469,718)	(110,878,705)

Class IC	(2,262,940)	(13,897,807)	(5,016,795)	(26,781,118)

Total Repurchases	(33,553,109)	$(206,709,610)	(59,143,509)	$(312,396,148)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 4— Distributions to Shareholders and Tax Components of Net Assets

The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.
  The tax character of distributions to shareholders paid during the years ended July 31, 2010 and 2009 was as follows:

	2010	2009

Ordinary income	$51,501,821	$77,978,765

Return of capital	6,429,904	-0-

Total distributions	$57,931,725	$77,978,765

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation (depreciation) — investments	(193,347,644)

Net unrealized appreciation (depreciation)	(5,552,974)

Capital loss carryover	(1,000,901,209)

Post-October capital loss deferral	(94,325,508)

Post-October currency loss deferral	(31)

Shares of beneficial interest	2,331,483,997

Total net assets	$1,037,356,631

35        Invesco Van Kampen Senior Loan Fund

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized depreciation difference is attributable primarily to bond premium amortization.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of July 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

July 31, 2011	$215,755,020

July 31, 2012	153,257,861

July 31, 2013	68,141,145

July 31, 2014	21,900,119

July 31, 2015	48,144,741

July 31, 2016	10,160,798

July 31, 2017	197,862,074

July 31, 2018	285,679,451

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 5—Investment Securities

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments and money market funds, if any, were $685,496,984 and $727,715,741, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$37,133,585

Aggregate unrealized (depreciation) of investment securities	(230,481,229)

Net tax unrealized depreciation of investment securities	$(193,347,644)

Cost of investments for tax purposes is $1,430,817,977

NOTE 6—Reclassification of Permanent Differences

Permanent differences, primarily due to portion of capital loss carryforward expiring in the current year, resulted in the following reclassifications among the Fund’s components of net assets at July 31, 2010:

Accumulated Undistributed	Accumulated Net
Net Investment	Realized
Income	Gain (Loss)	Capital

$10,058,337	$437,888,292	$(447,946,629)

36        Invesco Van Kampen Senior Loan Fund

NOTE 7—Repurchase of Shares

The Fund has a policy of making monthly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule 23c-3(b) of the 1940 Act.
  The Repurchase Offers will be for between 5% and 25% of the Fund’s outstanding shares; however, the Fund’s present intent for monthly offers is between 5% and 8%, (The Board of Trustees may authorize an additional 2%, if necessary, without extending the repurchase offer.) The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). To accommodate monthly Repurchase Offers, the Fund has shorter notice periods before each offer, shorter repurchase periods and shorter payment periods after each offer. During the year ended July 31, 2010, the Fund had twelve monthly Repurchase Offers as follows:

	Percentage of		Percent of
Repurchase	Outstanding Shares	Number of	Outstanding
Request	the Fund Offered to	Shares Tendered	Shares Tendered
Deadlines	Repurchase	(all classes)	(all classes)

August 21, 2009	6.0%	2,321,059	1.3%

September 18, 2009	6.0	2,072,869	1.2

October 16, 2009	6.0	2,645,866	1.5

November 20, 2009	6.0	3,315,367	1.9

December 18, 2009	6.0	4,067,052	2.3

January 15, 2010	6.0	2,400,360	1.4

February 19, 2010	6.0	3,110,984	1.8

March 19, 2010	6.0	2,310,680	1.3

April 16, 2010	6.0	1,975,827	1.2

May 21, 2010	6.0	4,252,429	2.5

June 18, 2010	6.0	2,379,112	1.4

July 16, 2010	6.0	2,701,507	1.6

NOTE 8—Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of July 31, 2010. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid Senior Loans as a reserve.

		Unfunded	Appreciation/
Description	Type	Commitment	Depreciation

AX Acquisition Corp.	Revolving Credit Agreement	$2,500,000	$(362,500)

Axia Acquisition Corporation	Revolving Credit Agreement	1,374,671	(48,113)

Bright Horizons Family Solutions, Inc.	Revolving Credit Agreement	6,000,000	(35,280)

Cannery Casino Resorts, LLC	Revolving Credit Agreement	365,909	(60,375)

Catalent Pharma Solutions	Revolving Credit Agreement	2,500,000	(362,500)

Education Management Corporation	Revolving Credit Agreement	2,000,000	(135,000)

GateHouse Media Operating, Inc.	Revolving Credit Agreement	1,500,000	(776,250)

General Nutrition Centers, Inc.	Revolving Credit Agreement	6,000,000	(330,000)

Graphic Packaging International, Inc.	Revolving Credit Agreement	5,000,000	(450,000)

Hunter Fan Company	Revolving Credit Agreement	3,541,667	(478,125)

Kranson Industries, Inc.	Revolving Credit Agreement	2,500,000	(100,000)

Lake at Las Vegas Joint Venture, LLC	Revolving Credit Agreement	161,362	(1,614)

Mirant North America LLC	Revolving Credit Agreement	4,000,000	(236,680)

Pinnacle Foods Holdings Corp.	Revolving Credit Agreement	7,000,000	(630,000)

Sungard Data Systems, Inc.	Revolving Credit Agreement	1,646,300	(115,241)

Surgical Care Affiliates, Inc.	Revolving Credit Agreement	3,000,000	(420,000)

USI Holdings Corporation	Revolving Credit Agreement	6,666,667	(1,133,333)

Volume Services America, Inc.	Revolving Credit Agreement	2,279,069	—

White Birch Paper Co.	Term Loan	257,926	(1,290)

		$58,293,571	$(5,676,301)

37        Invesco Van Kampen Senior Loan Fund

NOTE 9—Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a fund generally may not borrow money greater than 33 1/3% of the Fund’s total assets.
  The Fund had entered into a $500 million revolving credit and security agreement which closed on August 21, 2009. This revolving credit agreement was secured by the assets of the Fund. In connection with this agreement, for the period August 1, 2009 to August 21, 2009, the Fund incurred fees of $178,246. The average daily balance of borrowings under this agreement was $124,043,478 with a weighted average interest rate of 0.30%.
  On August 21, 2009, the Fund entered into a $300 million revolving credit and security agreement. This revolving credit agreement is secured by the assets of the Fund. In connection with this agreement, for the approximate eleven month period ended July 31, 2010, the Fund incurred fees of $3,225,419. The average daily balance of borrowings under this agreement is $190,061,404 with a weighted average interest rate of 0.27%.
  On August 20, 2010, the Fund renewed its $300 million revolving credit and security agreement. This revolving credit agreement is secured by the assets of the Fund.

NOTE 10—Senior Loan Participation Commitments

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
  At July 31, 2010, there were no selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

NOTE 11—Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
  The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Generally, upon disposition, a realized gain or loss is recognized.
  The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Schedule of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
  The current credit rating of each individual issuer is listed in the table following the Schedule of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
  The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Upfront payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral, if any, by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
  The Fund may sell credit default swaps which expose it to risk of loss from credit risk related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. As disclosed in the table following the Schedule of Investments, the aggregate fair value of credit default swaps in a net liability position as of July 31, 2010 was $50,114. If a defined credit event had occurred as of July 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $7,000,000 less the value of the contracts’ related reference obligations.
  Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the

38        Invesco Van Kampen Senior Loan Fund

unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral, if any, is disclosed in the table following the Schedule of Investments. Cash collateral, if any, has been offset against open swap contracts and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain/loss on swap contracts on the Statement of Operations.
  The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of July 31, 2010.

	Asset Derivatives		Liability Derivatives
Primary Risk	Balance Sheet		Balance Sheet
Exposure	Location	Fair Value	Location	Fair Value

Credit Contracts	Swap Contracts	$52,820	Swap Contracts	$(50,114)

  The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the year ended July 31, 2010.

Amount of Realized Gain/Loss on Derivative Contracts

Primary Risk Exposure	Swap Contracts

Credit Contracts	$748,111

Change in Unrealized Appreciation/Depreciation on Derivative Contracts

Primary Risk Exposure	Swap Contracts

Credit Contracts	$290,922

NOTE 12—Indemnifications

Under the Fund’s organizational documents, each trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 13—Legal Matters

The Fund is one of numerous defendants that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The adversary proceeding, brought in connection with the bankruptcy proceeding styled In re TOUSA, Inc., et al., was filed on July 14, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc., et al. TOUSA, Inc. and its subsidiaries are engaged in the home-building industry. The Fund and other defendants are named as defendants in two separate lending capacities: first, as lenders in a 2005 credit agreement (the “Credit Agreement”); and second, as lenders in a 2007 term loan (the “Term Loan”). Plaintiff alleges that monies used to repay the lenders to the Credit Agreement (the “Credit Lenders”) were part of a fraudulent transfer for which the subsidiaries did not receive reasonably equivalent value and that those monies should be recovered by the estate under the bankruptcy laws. Plaintiff also alleges that subsidiaries of TOUSA, Inc. were forced to become co-borrowers and guarantors of the Term Loan and that they provided liens to the lenders on the Term Loan (the “Term Loan Lenders”), the proceeds of which were used to repay the Credit Lenders. Plaintiff alleges that the liens transfer was a fraudulent transfer for which the subsidiaries did not receive reasonably equivalent value, that the liens and guarantees should therefore be avoided, that certain other preferential transfers should be avoided, and that Plaintiff should receive other equitable relief under the bankruptcy laws. The Fund, as a Credit Lender, moved to dismiss the amended complaint, which was denied on December 4, 2008. The Fund and the other Credit Lenders sought leave to appeal the denial of the motion to dismiss, which was denied on February 23, 2009. Plaintiff thereafter filed Second and Third Amended Complaints. The Fund filed two answers to the Third Amended Complaint in its respective capacities as a Credit Lender and Term Loan Lender. A Court-ordered mediation took place in March 2009, but no resolution was reached. The case went to trial and on October 13, 2009, the Court entered Final Judgment in favor of Plaintiff providing: (1) the avoidance of the liens and guarantees; (2) the Credit Lenders repay the amount received in repayment of the Credit Agreement; and (3) the Term Loan Lenders must disgorge any principal and interest received on the Term Loan and any attorneys’ and professional fees paid in connection with the adversary proceeding. The Court also ordered the payment of prejudgment interest on the damages and disgorgement awards. On October 30, 2009, the Court entered the Amended Final Judgment against the defendants, which granted the same relief as the Final Judgment, and ordered that the defendants, including the Fund, post bonds equal to 110% of the damages and disgorgement awards against them. The Fund’s portion of the bond (including amounts the Fund has been ordered to pay in its capacities as Term Loan Lender and Credit Lender) is estimated to be approximately $4.3 million. The Defendants posted those bonds. On May 28, 2010, the Court entered an order providing for additional interest to be paid by the Credit Lenders in connection with the damages award against them. On July 13, 2010, the Court entered an order setting the amounts of the disgorgement awards against the Term Loan Lenders. The Credit Lenders and Term Loan Lenders, including the Fund, have appealed to the district court.
  Management of Invesco and the Fund believe that the outcome of the proceedings described above will have no material adverse affect on the Fund or on the ability of Invesco to provide ongoing services to the Fund.

39        Invesco Van Kampen Senior Loan Fund

NOTE 14—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 15—Change in Independent Registered Public Accounting Firm

In connection with the Transaction of the Fund, the Audit Committee of the Board of Trustees of the Fund appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. Prior to May 31, 2010, the Fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Transaction, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

40        Invesco Van Kampen Senior Loan Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Invesco Van Kampen Senior Loan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Senior Loan Fund (formerly known as Van Kampen Senior Loan Fund, hereafter referred to as the “Fund”) at July 31, 2010, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended July 31, 2009 and the financial highlights of the Fund for the periods ended July 31, 2009 and prior were audited by other independent auditors whose report dated September 22, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

Houston, TX
September 23, 2010

41        Invesco Van Kampen Senior Loan Fund

Calculating your ongoing Fund expenses

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 08/1/09-7/31/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During
	Account Value	Account Value	Period*	Account Value	Period*
Class	(08/01/09)	(07/31/10)	(08/1/09-07/31/10)	(07/31/10)	(08/01/09-07/31/10)
A	$1,000.00	$1,033.25	$9.73	$1,015.22	$9.64

B	1,000.00	1,029.44	13.49	1,011.50	13.37

C	1,000.00	1,029.44	13.49	1,011.50	13.37

IB	1,000.00	1,033.22	9.73	1,015.22	9.64

IC	1,000.00	1,033.23	9.73	1,015.22	9.64

*	Expenses are equal to the Fund’s annualized expense ratio of 1.93%, 2.68%, 2.68%, 1.93% and 1.93%, for Class A, B, C, IB and IC Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These expense ratios reflect an expense reimbursement.
Assumes all dividends and distributions were reinvested.

42        Invesco Van Kampen Senior Loan Fund

Investment Advisory Agreement Approval

During this reporting period, the Board approved the continuation of the investment advisory agreement with Van Kampen Asset Management for the period May 19-20, 2010 through June 1, 2010, the date of the closing of the Transaction (as defined below). Additionally, the Board approved an investment advisory agreement and investment subadvisory agreements with Invesco Advisers, Inc. and its affiliates effective June 1, 2010 through June 30, 2011. Both approvals are discussed below.

Approval of Investment Advisory Agreement with Van Kampen Asset Management
Both the Investment Company Act of 1940 (the “1940 Act”) and the terms of the Fund’s investment advisory agreement with Van Kampen Asset Management require that the investment advisory agreement between the Fund and its investment adviser be approved annually by a majority of the Board of Trustees of the Fund and by a majority of the independent trustees voting separately.
  At meetings held on May 19-20, 2010, the Board met to consider approving the continuation of the investment advisory agreement between the Fund and its then current investment adviser, Van Kampen Asset Management, until the closing of Invesco’s acquisition of Morgan Stanley’s asset management business, including Van Kampen Investments (the “Transaction”). Upon the closing of the Transaction on June 1, 2010, such investment advisory agreement terminated. The discussion in this section entitled “Approval of Investment Advisory Agreement with Van Kampen Asset Management” relates solely to the approval of the investment advisory agreement for the period prior to the closing of the Transaction. The Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board considered the investment advisory agreement over a period of several months and the trustees held sessions with both the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

The Board’s Evaluation Process
  In approving the investment advisory agreement, the Board considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreement

A.	Nature, Extent and Quality of the Services Provided
On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

B.	Performance, Fees and Expenses of the Fund
On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

C.	Investment Adviser’s Expenses in Providing the Service and Profitability
At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

D.	Economies of Scale
On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that

43        Invesco Van Kampen Senior Loan Fund

its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

E.	Other Benefits of the Relationship
On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Approval of Investment Advisory and Investment Sub-Advisory Agreements with Invesco Advisers, Inc. and its Affiliates
The current investment adviser for the Fund, effective June 1, 2010, is Invesco Advisers, Inc. (“Invesco”) pursuant to the investment advisory agreement approved by the Board on December 8, 2009 and approved by shareholders of the Fund on April 16, 2010.
  The closing of the Transaction constituted an “assignment” of the Fund’s investment advisory agreement with Van Kampen Asset Management and, therefore, pursuant to the 1940 Act, resulted in the automatic termination of the Fund’s investment advisory agreement with Van Kampen Asset Management. The 1940 Act requires that shareholders of the Fund approve any new investment advisory agreement for the Fund.
  In connection with the Transaction, the Fund’s Board of Trustees approved a new investment advisory arrangement between the Fund and the Invesco, which arrangement includes (i) a new advisory agreement with Invesco, which agreement allows Invesco to enter into subadvisory agreements and delegate any or all of its rights, duties or obligations to one or more wholly owned affiliates of Invesco Ltd. as subadvisers and (ii) that Invesco enter into a master subadvisory agreement with several of Invesco Ltd.’s wholly owned affiliates (collectively, the “New Advisory Agreements”). Shareholders approved the New Advisory Agreements with Invesco on April 16, 2010, which became effective on June 1, 2010. The discussion in this section entitled “Approval of Investment Advisory and Investment Sub-Advisory Agreements with Invesco Advisers, Inc. and its Affiliates” relates solely to the approval of the New Advisory Agreements for the period subsequent to the closing of the Transaction.

The Board’s Evaluation Process
At several in-person and telephonic meetings held in August, September, October, November and December 2009, the Board discussed and ultimately approved the New Advisory Agreements. At these meetings, the Board considered information provided by Morgan Stanley, Van Kampen Investments and Invesco regarding, among other things: Invesco’s organization and personnel; business strategy; ownership structure; financial strength; affiliations (including other asset management affiliations); asset management practices and capabilities; legal and regulatory matters; and compliance matters. Emphasis during these meetings focused on Invesco being a global investment management leader with momentum in the U.S. retail market, and that the combination of Invesco and Morgan Stanley’s retail asset management business, including Van Kampen Investments, can bring additional value to the Fund’s shareholders. The parties discussed Invesco’s independence as a publicly traded entity, its strategic focus solely on the investment management business (including Invesco’s investment reputation, broad product line, service quality, industry relationships and objective of putting investors’ interests first) and its significant depth in resources, diversification, performance and experience. The parties discussed how the current Invesco and Van Kampen Investments businesses compare and complement each other and the synergies of the combined organization which management believes will benefit the Fund’s shareholders. The parties discussed aligning the Fund and other funds currently advised by the Adviser together with other funds and products currently advised by Invesco and its affiliates towards using a single, common operating platform (which includes, among other things, common investment operating platforms, common global performance measurement and risk analysis, and common compliance policies and procedures).

Factors and Conclusions and Summary of Evaluation of the New Advisory Agreements
In connection with the Board’s consideration of the New Advisory Agreements, the trustees considered the factors discussed above as well as the following:

A.	Nature, Extent and Quality of the Services to be Provided
The Board considered the roles and responsibilities of the investment adviser (and its affiliates) as a whole and those specific to portfolio management, support and trading functions anticipated to be servicing the Fund. The Board noted that the portfolio management team for the Fund was expected to remain the same under the New Advisory Agreements. The trustees discussed with Invesco the resources available in managing the Fund, including the portfolio management personnel. The trustees also discussed certain other services that are to be provided by Invesco or its affiliates to the Fund including subadvisory services, certain global performance measurement and risk analysis, compliance, accounting, and administrative services. The Board has determined that the nature, extent and quality of the services to be provided by Invesco (and its affiliates) support its decision to approve the New Advisory Agreements.

B.	Projected Fees and Expenses of the Fund
The Board considered that the advisory fee rate for the Fund would remain the same under the New Advisory Agreements as they were under the previous advisory agreement. The Board had previously determined that such fees were acceptable under such advisory agreement. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the New Advisory Agreements.

C.	Investment Adviser’s Expenses in Providing the Service and Profitability
At least annually, the trustees expect to review Invesco’s expenses in providing services to the Fund and other funds advised by Invesco and the profitability of Invesco. In connection with the Fund, the trustees discussed with Invesco its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, and other costs. The Board has determined that the analysis of Invesco’s projected expenses and profitability support its decision to approve the New Advisory Agreements.

D.	Economies of Scale
The Board noted that economies of scale were already reflected in the advisory fees. In future determinations of whether to approve the continuation of the advisory agreement, the Board will consider whether economies of scale exist and should be passed along to shareholders.

E.	Other Benefits of the Relationship
The Board considered other benefits to Invesco and its affiliates derived from its relationship with the Fund and other funds advised by Invesco. These benefits include, among other things, fees for administrative services (which is reimbursement of Invesco’s cost or such reasonable compensation as may be approved by the Board), transfer agency services provided to the Fund and other funds in the fund family, and in certain cases distribution or service related fees related to sales of the Fund and other funds in the fund family. The trustees reviewed with Invesco each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by Invesco or its affiliates support its decision to approve the New Advisory Agreements.

44        Invesco Van Kampen Senior Loan Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

45        Invesco Van Kampen Senior Loan Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Senior Loan Fund was held on Friday, April 16, 2010. The Meeting was held for the following purposes:

(1)	To approve a new investment advisory agreement with Invesco Advisers, Inc.

(2)	To approve a new master sub-advisory agreement between Invesco Advisers, Inc. and its affiliates.

The results of the voting on the above matters were as follows:

			Votes	Votes	Broker
	Matters	Votes For	Against	Abstained	Non-Votes

(1)	To approve a new investment advisory agreement with Invesco Advisers, Inc.	84,880,071	2,770,547	5,584,051	0
(2)	To approve a new master sub-advisory agreement between Invesco Advisers, Inc. and its affiliates	84,561,153	2,885,121	5,788,395	0

46        Invesco Van Kampen Senior Loan Fund

Trustees and Officers
The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. The trustees serve for the life of the Fund, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Fund’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in
	and/or		Fund Complex
Name, Year of Birth and	Officer	Principal Occupation(s)	Overseen	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	by Trustee	Held by Trustee

Interested Persons

Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	18	None

Independent Trustees

Wayne M. Whalen[1] — 1939 Trustee and Chair	1997	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

David C. Arch — 1945 Trustee	1997	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Jerry D. Choate — 1938 Trustee	2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney Dammeyer — 1940 Trustee	1997	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers – (continued)

			Number of
	Trustee		Funds in
	and/or		Fund Complex
Name, Year of Birth and	Officer	Principal Occupation(s)	Overseen	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	by Trustee	Held by Trustee

Independent Trustees

Linda Hutton Heagy — 1948 Trustee	2003	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J. Kerr — 1935 Trustee	1997	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson — 1936 Trustee	2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein — 1940 Trustee	1997	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008.

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in
	and/or		Fund Complex
Name, Year of Birth and	Officer	Principal Occupation(s)	Overseen	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	by Trustee	Held by Trustee

Independent Trustees

				Chairperson of the Board of Trustees of the Institute for Defense Analyses, afederally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

Other Officers

John M. Zerr — 1962 Senior Vice President Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2010	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Trustees and Officers – (continued)

			Number of
	Trustee		Funds in
	and/or		Fund Complex
Name, Year of Birth and	Officer	Principal Occupation(s)	Overseen	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	by Trustee	Held by Trustee

Other Officers

Kevin M. Carome — 1956 Vice President	2010	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Director and Chairman, Van Kampen Advisors Inc.	N/A	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Director and Vice President, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2010	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Counsel to the Fund Skadden, Arps, Slate, Meagher & Flom , LLP 155 West Wacker Drive Chicago, IL 60606	Transfer Agent Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940-3078

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Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your house-hold, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is 811-05845.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund
voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     If used after October 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CE-SLO-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The information set forth below for the 2010 fiscal year relates to fees billed by the Fund’s Prior and Current Auditors:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 7/31/2010	Services Rendered to	year end 7/31/2009
	the Registrant for	Pursuant to Waiver of	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval	fiscal year end	Pre-Approval
	7/31/2010	Requirement(1)	7/31/2009	Requirement(1)

Audit Fees	$62,600	N/A	$127,025	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$6,000	0%	$3,510	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$68,600	0%	$130,535	0%
PWC billed the Registrant aggregate non-audit fees of $6,000 for the fiscal year ended July 31, 2010. D&T billed the Registrant aggregate non-audit fees of $3,510 for the fiscal year ended July 31, 2009.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end July 31, 2010 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end July 31, 2009 includes fees billed for reviewing tax returns.
Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	7/31/2010 That Were	Provided for fiscal year	7/31/2009 That Were	Provided for fiscal year
	Required	end 7/31/2010	Required	end 7/31/2009
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)

Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended July 31, 2010, and $0 for the fiscal year ended July 31, 2009, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.

Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.
VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
     Not applicable
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
     Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
          None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of September 16, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Van Kampen Senior Loan Fund
By:	/s/ Colin Meadows
Colin D. Meadows
Principal Executive Officer

Date: October 12, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin D. Meadows
Principal Executive Officer

Date: October 12, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: October 12, 2010

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.